UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10221

ALLIANCEBERNSTEIN TRUST

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2010

Date of reporting period: May 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Global Value Fund

May 31, 2010

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 12, 2010

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2010.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital.

The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. Under normal circumstances, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P., the “Adviser”) in securities of non-US companies. The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide.

The Fund invests in companies that are determined by the Adviser to be undervalued, using the fundamental value approach of the Adviser’s Bernstein unit (“Bernstein”). In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities”, and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

Investment Results

The table on page 4 shows the Fund’s performance compared to the benchmark, the Morgan Stanley Capital International (MSCI) World Index, for the six- and 12-month periods ended May 31, 2010.

The Fund’s Class A shares without sales charges underperformed its benchmark for the six-month period ended May 31, 2010 (both the Fund and the benchmark posted negative returns for the period). Security selection drove underperformance,

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	1

particularly in the consumer staples, construction and housing, finance and medical sectors. Sector selection was neutral as the Fund’s overweight in the consumer cyclicals sector was offset by an underweight in capital equipment and an overweight in telecommunications. Currency selection was a positive factor during the six-month period.

The Fund’s Class A shares without sales charges advanced and outperformed the benchmark for the 12-month period ended May 31, 2010. An overweight and stock selection in the consumer cyclicals sector contributed to returns. Stock selection within the consumer staples sector, as well as an underweight to the sector, hurt performance. Currency selection was a positive factor as the Fund’s underweight to the euro, which depreciated amid the sovereign debt crisis, added to relative gains. Overweights to the Australian and New Zealand dollar also helped.

Market Review and Investment Strategy

The MSCI World Index advanced during the second half of 2009 and into the first quarter of 2010 based on growing evidence that aggressive policy action on a global scale had been successful at staving off a lasting depression. Positive macroeconomic reports, better-than-expected earnings and increased mergers and acquisitions activity also supported markets.

However, investors remained concerned about the pace of economic recovery and signs that the world’s central banks were preparing to unwind emergency liquidity measures. Shares fell sharply in May 2010 as investor risk aversion was reignited by fear of European sovereign debt contagion and China’s continued policy tightening.

2	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) World Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization-weighted index that measures the performance of stock markets in 23 developed countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI World Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate possible to non-resident individuals who do not benefit from double taxation treaties.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be “value” stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. A substantial amount of the Fund’s assets may be invested in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Fund may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have significant effect on the Fund’s net asset value. Investment in the Fund includes risks not associated with funds that invest exclusively in US issues. Because the Fund will invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. When a Fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. A Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2010	Returns
	6 Months	12 Months
AllianceBernstein Global Value Fund*
Class A	-6.07%	13.63%

Class B†	-6.37%	12.81%

Class C	-6.34%	12.91%

Advisor Class‡	-5.82%	14.07%

Class R‡	-6.19%	13.38%

Class K‡	-6.12%	13.69%

Class I‡	-5.81%	14.10%

MSCI World Index	-4.96%	13.60%

*  Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six- and 12-month periods ended May 31, 2010, by 0.01% and 0.02%, respectively.

†Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

‡Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

    Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	13.63%	8.74%
5 Years	-3.02%	-3.86%
Since Inception*	1.38%	0.91%

Class B Shares
1 Year	12.81%	8.81%
5 Years	-3.76%	-3.76%
Since Inception*(a)	0.75%	0.75%

Class C Shares
1 Year	12.91%	11.91%
5 Years	-3.71%	-3.71%
Since Inception*	0.68%	0.68%

Advisor Class Shares†
1 Year	14.07%	14.07%
5 Years	-2.73%	-2.73
Since Inception*	1.67%	1.67%

Class R Shares†
1 Year	13.38%	13.38%
5 Years	-3.27%	-3.27%
Since Inception*	-3.82%	-3.82%

Class K Shares†
1 Year	13.69%	13.69%
5 Years	-3.06%	-3.06%
Since Inception*	-3.60%	-3.60%

Class I Shares†
1 Year	14.10%	14.10%
5 Years	-2.65%	-2.65%
Since Inception*	-3.22%	-3.22%

The Fund’s current prospectus fee table shows the Fund’s total Semi-Annual expense ratios as 1.51%, 2.31%, 2.24%, 1.19%, 1.69%, 1.43% and 1.06% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†

These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2010)
SEC Returns

Class A Shares
1 Year	4.89%
5 Years	-5.38%
Since Inception*	0.23%

Class B Shares
1 Year	4.50%
5 Years	-5.29%
Since Inception*(a)	0.08%

Class C Shares
1 Year	7.62%
5 Years	-5.25%
Since Inception*	-0.01%

Advisor Class Shares†
1 Year	9.89%
5 Years	-4.28%
Since Inception*	0.98%

Class R Shares†
1 Year	9.41%
5 Years	-4.78%
Since Inception*	-4.85%

Class K Shares†
1 Year	9.58%
5 Years	-4.57%
Since Inception*	-4.63%

Class I Shares†
1 Year	10.05%
5 Years	-4.18%
Since Inception*	-4.27%

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2009		Ending Account Value May 31, 2010		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$939.27	$1,017.15	$7.54	$7.85
Class B	$1,000	$1,000	$936.33	$1,013.16	$11.39	$11.85
Class C	$1,000	$1,000	$936.55	$1,013.46	$11.10	$11.55
Advisor Class	$1,000	$1,000	$941.85	$1,018.60	$6.15	$6.39
Class R	$1,000	$1,000	$938.11	$1,015.71	$8.94	$9.30
Class K	$1,000	$1,000	$938.82	$1,017.25	$7.44	$7.75
Class I	$1,000	$1,000	$941.92	$1,019.45	$5.33	$5.54
*	Expenses are equal to the classes’ annualized expense ratios of 1.56%, 2.36%, 2.30%, 1.27%, 1.85%, 1.54% and 1.10%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

May 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $133.1

*	All data are as of May 31, 2010. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represent 1.1% or less in the following countries: Australia, India, Kazakhstan, Russia, South Africa, Spain, Switzerland, Taiwan and Turkey.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

May 31, 2010 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	$2,791,101	2.1%
Vodafone Group PLC	2,739,480	2.0
News Corp.	2,616,384	2.0
Wells Fargo & Co.	2,521,851	1.9
Allianz SE	2,487,580	1.9
Pfizer, Inc.	2,487,059	1.9
Altria Group, Inc.	2,352,625	1.8
Time Warner, Inc.	2,083,551	1.6
Sanofi-Aventis SA	1,943,127	1.4
Ingersoll-Rand PLC	1,880,424	1.4
	$23,903,182	18.0%

*	Long-term investments.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	9

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2010 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.2%
Financials – 20.5%
Capital Markets – 3.3%
Deutsche Bank AG	29,600	$1,761,347
Goldman Sachs Group, Inc. (The)	12,200	1,759,972
Morgan Stanley	32,900	891,919

		4,413,238

Commercial Banks – 8.6%
Banco do Brasil SA	55,800	796,286
Banco Santander SA	85,405	859,345
Barclays PLC	328,200	1,431,651
BB&T Corp.	17,800	538,272
BNP Paribas	5,750	325,796
Danske Bank A/S(a)	68,100	1,368,861
KB Financial Group, Inc.	24,140	976,891
National Bank of Canada	13,100	716,367
Turkiye Garanti Bankasi AS	177,600	766,932
UniCredit Italiano SpA	583,165	1,209,803
Wells Fargo & Co.	87,900	2,521,851

		11,512,055

Consumer Finance – 1.1%
ORIX Corp.	19,460	1,483,162

Diversified Financial Services – 1.0%
Bank of America Corp.	42,600	670,524
JPMorgan Chase & Co.	16,900	668,902

		1,339,426

Insurance – 4.8%
Allianz SE	24,900	2,487,580
Old Mutual PLC	728,218	1,193,068
Travelers Cos., Inc. (The)	36,630	1,812,086
XL Capital Ltd. – Class A	52,000	915,720

		6,408,454

Real Estate Investment Trusts (REITs) – 0.3%
Klepierre	13,437	356,163

Real Estate Management & Development – 1.4%
Mitsui Fudosan Co., Ltd.	119,000	1,800,893

		27,313,391

Consumer Discretionary – 17.9%
Automobiles – 3.5%
Bayerische Motoren Werke AG	37,200	1,716,051
Ford Motor Co.(a)	127,100	1,490,883
Nissan Motor Co., Ltd.(a)	200,400	1,441,623

		4,648,557

10	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 1.6%
Royal Caribbean Cruises Ltd.(a)	40,900	$1,186,100
Thomas Cook Group PLC	199,800	595,454
TUI Travel PLC	124,900	426,839

		2,208,393

Household Durables – 1.9%
Fortune Brands, Inc.	16,700	792,415
Garmin Ltd.	24,500	822,710
Sharp Corp.	79,000	859,761

		2,474,886

Media – 8.3%
CBS Corp. – Class B	83,600	1,217,216
Comcast Corp. – Class A	53,500	967,815
Lagardere SCA	30,713	973,221
News Corp. – Class A	106,400	1,404,480
News Corp. – Class B	78,900	1,211,904
Time Warner Cable, Inc. – Class A	32,770	1,793,502
Time Warner, Inc.	67,233	2,083,551
Vivendi SA	65,370	1,405,937

		11,057,626

Multiline Retail – 0.8%
Macy’s, Inc.	31,600	701,836
Marks & Spencer Group PLC	73,400	373,038

		1,074,874

Specialty Retail – 1.8%
Esprit Holdings Ltd.	211,400	1,193,106
Gap, Inc. (The)	33,300	725,940
Ross Stores, Inc.	9,100	476,840

		2,395,886

		23,860,222

Energy – 11.3%
Energy Equipment & Services – 1.3%
Ensco International PLC (Sponsored ADR)	13,500	504,900
Rowan Cos., Inc.(a)	5,500	136,180
Transocean Ltd.(a)	19,500	1,107,015

		1,748,095

Oil, Gas & Consumable Fuels – 10.0%
BP PLC	85,500	609,491
Cimarex Energy Co.	8,500	624,580
ConocoPhillips	33,450	1,734,717
Devon Energy Corp.	24,300	1,551,555
EnCana Corp.	34,100	1,050,801
Gazprom OAO (Sponsored ADR)	23,100	474,705
KazMunaiGas Exploration Production (GDR)(b)	30,350	651,007
Newfield Exploration Co.(a)	10,100	525,806
Nexen, Inc. (Toronto)	85,771	1,872,064
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	107,362	2,791,101

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Suncor Energy, Inc. (Toronto)	12,972	$395,422
Valero Energy Corp.	52,200	975,096

		13,256,345

		15,004,440

Industrials – 9.3%
Aerospace & Defense – 1.9%
BAE Systems PLC	89,500	414,961
Lockheed Martin Corp.	6,200	495,504
Northrop Grumman Corp.	26,200	1,584,838

		2,495,303

Airlines – 1.2%
Delta Air Lines, Inc.(a)	106,700	1,448,986
Westjet Airlines Ltd.(a)	18,100	194,088

		1,643,074

Building Products – 0.3%
Compagnie de St-Gobain	10,600	402,337

Construction & Engineering – 0.4%
Bouygues SA	11,500	481,008

Industrial Conglomerates – 1.0%
Bidvest Group Ltd.	53,700	919,506
General Electric Co.	26,500	433,275

		1,352,781

Machinery – 2.1%
Ingersoll-Rand PLC	50,400	1,880,424
SPX Corp.	14,700	868,770

		2,749,194

Professional Services – 0.7%
Randstad Holding NV(a)	22,900	946,868

Trading Companies & Distributors – 1.5%
Mitsubishi Corp.	68,400	1,540,335
Noble Group Ltd.	392,545	488,390

		2,028,725

Transportation Infrastructure – 0.2%
Intoll Group	257,500	225,183

		12,324,473

Consumer Staples – 8.2%
Beverages – 0.5%
Carlsberg A/S	8,800	662,951

Food & Staples Retailing – 0.9%
Safeway, Inc.	56,600	1,253,124

Food Products – 3.4%
Archer-Daniels-Midland Co.	41,800	1,056,286
Bunge Ltd.	28,600	1,394,536

12	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Nutreco Holding NV	9,400	$506,608
Sara Lee Corp.	72,000	1,020,240
Smithfield Foods, Inc.(a)	28,500	491,340

		4,469,010

Household Products – 1.0%
Procter & Gamble Co. (The)	22,000	1,343,980

Tobacco – 2.4%
Altria Group, Inc.	115,950	2,352,625
Japan Tobacco, Inc.	258	809,376

		3,162,001

		10,891,066

Health Care – 6.9%
Pharmaceuticals – 6.9%
AstraZeneca PLC	37,800	1,589,007
Bayer AG	24,100	1,348,568
Merck & Co., Inc.	33,938	1,143,371
Novartis AG	15,480	697,993
Pfizer, Inc.	163,300	2,487,059
Sanofi-Aventis SA	32,461	1,943,127

		9,209,125

Information Technology – 6.6%
Communications Equipment – 2.0%
Motorola, Inc.(a)	160,300	1,098,055
Nokia Oyj	160,400	1,611,317

		2,709,372

Computers & Peripherals – 1.2%
Dell, Inc.(a)	32,000	426,560
International Business Machines Corp.	6,400	801,664
Toshiba Corp.(a)	78,000	400,047

		1,628,271

Electronic Equipment, Instruments & Components – 2.5%
AU Optronics Corp.	981,590	948,386
Corning, Inc.	43,700	761,691
Tyco Electronics Ltd.	54,200	1,562,044

		3,272,121

Internet Software & Services – 0.1%
AOL, Inc.(a)	7,884	162,647

Semiconductors & Semiconductor Equipment – 0.8%
Hynix Semiconductor, Inc.(a)	4,280	91,301
Samsung Electronics Co., Ltd.	1,510	977,257

		1,068,558

		8,840,969

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 6.1%
Metals & Mining – 6.1%
Freeport-McMoRan Copper & Gold, Inc.	19,500	$1,365,975
Hindalco Industries Ltd.	158,600	509,062
Kazakhmys PLC	20,500	347,780
Mitsubishi Materials Corp.(a)	250,000	666,571
Reliance Steel & Aluminum Co.	14,300	656,513
Rio Tinto PLC	38,500	1,766,877
Tata Steel Ltd.	33,000	346,820
Vale SA (Sponsored ADR) (Local Preference Shares)	25,400	585,470
Xstrata PLC	129,210	1,875,811

		8,120,879

Telecommunication Services – 5.7%
Diversified Telecommunication Services – 2.2%
France Telecom SA	73,500	1,389,354
Telecom Italia SpA (ordinary shares)	884,900	1,051,584
Telecom Italia SpA (savings shares)	565,000	525,276

		2,966,214

Wireless Telecommunication Services – 3.5%
KDDI Corp.	82	374,437
Sprint Nextel Corp.(a)	302,300	1,550,799
Vodafone Group PLC	1,383,012	2,739,480

		4,664,716

		7,630,930

Utilities – 3.7%
Electric Utilities – 2.6%
E.ON AG	60,800	1,842,333
EDF SA	26,900	1,177,691
Pepco Holdings, Inc.	24,300	391,959

		3,411,983

Independent Power Producers & Energy Traders – 0.4%
Constellation Energy Group, Inc.	15,900	562,542

Multi-Utilities – 0.7%
NiSource, Inc.	62,700	937,992

		4,912,517

Total Common Stocks (cost $145,201,124)		128,108,012

14	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.1%
Investment Companies – 2.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.18%(c) (cost $2,764,561)	2,764,561	$2,764,561

Total Investments – 98.3% (cost $147,965,685)		130,872,573
Other assets less liabilities – 1.7%		2,198,690

Net Assets – 100.0%		$133,071,263

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
S&P 500 Mini Index Futures	51	June 2010	$2,944,113	$2,775,675	$(168,438)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at May 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar
settling	8/16/10	6,582	$5,843,368	$5,528,660	$(314,708)
Euro
settling	8/16/10	6,397	7,843,170	7,856,621	13,451
Euro
settling	8/16/10	1,824	2,287,807	2,240,187	(47,620)
Japanese Yen
settling	8/16/10	420,128	4,533,886	4,626,809	92,923
Japanese Yen
settling	8/16/10	406,418	4,494,531	4,475,823	(18,708)
New Zealand Dollar
settling	8/16/10	5,617	4,006,887	3,792,979	(213,908)
Norwegian Krone
settling	8/16/10	42,976	6,944,494	6,602,508	(341,986)
Swedish Krona
settling	8/16/10	4,603	643,917	586,630	(57,287)
Swedish Krona
settling	8/16/10	48,162	6,345,529	6,138,013	(207,516)

Sale Contracts:
Australian Dollar
settling	8/16/10	1,780	1,483,328	1,495,141	(11,813)
British Pound
settling	8/16/10	995	1,537,862	1,439,174	98,688
British Pound
settling	8/16/10	1,429	2,115,392	2,066,915	48,477

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	15

Portfolio of Investments

		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at May 31, 2010	Unrealized Appreciation/ (Depreciation)
British Pound
settling	8/16/10	571	$825,872	$825,899	$(27)
Canadian Dollar
settling	8/16/10	1,551	1,552,568	1,473,415	79,153
Canadian Dollar
settling	8/16/10	1,692	1,652,989	1,607,362	45,627
Canadian Dollar
settling	8/16/10	1,333	1,291,016	1,266,320	24,696
Euro
settling	8/16/10	20,476	25,729,732	25,148,064	581,668
Japanese Yen
settling	8/16/10	420,128	4,506,892	4,626,809	(119,917)
New Zealand Dollar
settling	8/16/10	4,018	2,694,913	2,713,226	(18,313)
Norwegian Krone
settling	8/16/10	24,454	3,740,831	3,756,928	(16,097)
Swedish Krona
settling	8/16/10	41,918	5,304,196	5,342,246	(38,050)
Swiss Franc
settling	8/16/10	617	554,153	533,329	20,824

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2010, the market value of this security amounted to $651,007 or 0.5% of net assets.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depository Receipt

GDR – Global Depository Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

16	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2010 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $145,201,124)	$128,108,012
Affiliated issuers (cost $2,764,561)	2,764,561
Cash	229,500 (a)
Foreign currencies, at value (cost $1,327,851)	1,321,968
Receivable for investment securities sold	1,462,556
Unrealized appreciation of forward currency exchange contracts	1,005,507
Dividends receivable	444,200
Receivable for shares of beneficial interest sold	246,271

Total assets	135,582,575

Liabilities
Unrealized depreciation of forward currency exchange contracts	1,405,950
Payable for shares of beneficial interest redeemed	812,871
Advisory fee payable	84,715
Payable for variation margin on futures contracts	32,130
Administrative fee payable	20,974
Distribution fee payable	18,592
Transfer Agent fee payable	9,903
Accrued expenses	126,177

Total liabilities	2,511,312

Net Assets	$133,071,263

Composition of Net Assets
Paid-in capital	$264,220,641
Undistributed net investment income	581,645
Accumulated net realized loss on investment and foreign currency transactions	(114,060,773)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(17,670,250)

$133,071,263

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$33,269,460	4,026,568	$8.26	*

B	$4,024,339	501,838	$8.02

C	$6,737,808	837,206	$8.05

Advisor	$64,086,111	7,706,371	$8.32

R	$2,300,651	282,518	$8.14

K	$1,611,059	196,389	$8.20

I	$21,041,835	2,534,772	$8.30

(a)	An amount of $229,500 has been segregated to collateralize margin requirements for open futures contracts outstanding at May 31, 2010.

*	The maximum offering price per share for Class A shares was $8.63 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	17

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2010 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $217,304)	$2,314,025
Affiliated issuers	919
Interest	319	$2,315,263

Expenses
Advisory fee (see Note B)	616,070
Distribution fee—Class A	60,503
Distribution fee—Class B	25,653
Distribution fee—Class C	38,346
Distribution fee—Class R	7,032
Distribution fee—Class K	1,938
Transfer agency—Class A	36,078
Transfer agency—Class B	6,994
Transfer agency—Class C	8,056
Transfer agency—Advisor Class	75,494
Transfer agency—Class R	3,657
Transfer agency—Class K	1,551
Transfer agency—Class I	2,364
Custodian	74,689
Registration fees	55,795
Administrative	41,263
Legal	25,788
Trustees’ fees	25,277
Audit	22,620
Printing	18,499
Miscellaneous	11,990

Total expenses		1,159,657

Net investment income		1,155,606

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(6,314,585	)(a)
Futures contracts		200,072
Foreign currency transactions		4,496,400
Net change in unrealized appreciation/depreciation of:
Investments		(6,841,482	)(b)
Futures contracts		(282,634)
Foreign currency denominated assets and liabilities		(455,741)

Net loss on investment and foreign currency transactions		(9,197,970)

Net Decrease in Net Assets from Operations		$(8,042,364)

(a)	Net of foreign capital gains taxes of $14,665.

(b)	Net of decrease in accrued foreign capital gains taxes of $14,101.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,155,606	$3,534,404
Net realized loss on investment and foreign currency transactions	(1,618,113)	(119,285,294)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(7,579,857)	167,153,497

Net increase (decrease) in net assets from operations	(8,042,364)	51,402,607
Dividends to Shareholders from
Net investment income
Class A	(437,718)	– 0	–
Class B	(16,066)	– 0	–
Class C	(22,830)	– 0	–
Advisor Class	(1,151,378)	– 0	–
Class R	(26,566)	– 0	–
Class K	(15,883)	– 0	–
Class I	(326,297)	– 0	–
Transactions in Shares of Beneficial Interest
Net decrease	(52,208,283)	(70,622,750)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	368	– 0	–

Total decrease	(62,247,017)	(19,220,143)
Net Assets
Beginning of period	195,318,280	214,538,423

End of period (including undistributed net investment income of $581,645 and $1,422,777, respectively)	$133,071,263	$195,318,280

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	19

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2010 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Global Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

20	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note A.2).

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	21

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2010:

Investments in Securities	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks
Financials	$11,291,899	$16,021,492		$—	$27,313,391
Consumer Discretionary	14,875,192	8,985,030		—	23,860,222
Energy	11,129,143	3,875,297		—	15,004,440
Industrials	6,905,885	5,418,588		—	12,324,473
Consumer Staples	8,912,131	1,978,935		—	10,891,066
Health Care	3,630,430	5,578,695		—	9,209,125
Information Technology	4,812,661	4,028,308		—	8,840,969
Materials	2,607,958	5,512,921		—	8,120,879
Telecommunication Services	1,550,799	6,080,131		—	7,630,930
Utilities	1,892,493	3,020,024		—	4,912,517
Short-Term Investments	2,764,561	—		—	2,764,561

Total Investments in Securities	70,373,152	60,499,421	+	—	130,872,573
Other Financial Instruments*:
Assets	—	1,005,507		—	1,005,507
Liabilities	(168,438)	(1,405,950)		—	(1,574,388)

Total	$70,204,714	$60,098,978		$—	$130,303,692

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

22	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

+

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Energy	Total
Balance as of 11/30/09	$297,813	$297,813
Accrued discounts /premiums	—	—
Realized gain (loss)	135,066	135,066
Change in unrealized appreciation/depreciation	(132,476)	(132,476)
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	(300,403)	(300,403)

Balance as of 5/31/10	$—	$—

Net change in unrealized appreciation/depreciation from Investments held as of 5/31/10*	$—	$—

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	23

Notes to Financial Statements

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of

24	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps expired on January 1, 2009.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2010, such fee amounted to $41,263.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $44,755 for the six months ended May 31, 2010.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,076 from the sale of Class A shares and received $124, $3,343 and $429 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2010.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2010 is as follows:

Market Value November 30, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2010 (000)	Dividend Income (000)
$5,786	$38,560	$41,581	$2,765	$1

Brokerage commissions paid on investment transactions for the six months ended May 31, 2010 amounted to $120,876, of which $0 and $737, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	25

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $112,022, $467,016, $141,373, and $17,652 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$50,896,767		$99,447,994
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$8,095,515
Gross unrealized depreciation	(25,188,627)

Net unrealized depreciation	$(17,093,112)

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct

26	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures Contracts

The Fund may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	27

Notes to Financial Statements

commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

At May 31, 2010, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,005,507	Unrealized depreciation of forward currency exchange contracts	$1,405,950

Equity contracts			Payable for variation margin on futures contracts	168,438	*

Total		$1,005,507		$1,574,388

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended May 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$4,759,832	$(422,026)

28	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	$200,072	$(282,634)

Total		$4,959,904	$(704,660)

For the six months ended May 31, 2010, the average monthly principal amount of foreign currency exchange contracts was $98,927,545 and average monthly original value of futures contracts was $2,251,290.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30, 2009		Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30, 2009

Class A
Shares sold	439,114	1,836,916		$3,910,484	$12,190,727

Shares issued in reinvestment of dividends	45,193	– 0	–	402,672	– 0	–

Shares converted from Class B	46,648	119,309		414,562	840,912

Shares redeemed	(1,856,111)	(5,819,202)		(16,605,277)	(40,687,717)

Net decrease	(1,325,156)	(3,862,977)		$(11,877,559)	$(27,656,078)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	29

Notes to Financial Statements

	Shares			Amount
	Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30, 2009		Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30, 2009

Class B
Shares sold	23,354	73,054		$204,118	$487,655

Shares issued in reinvestment of dividends	1,644	– 0	–	14,269	– 0	–

Shares converted to Class A	(47,984)	(122,737)		(414,562)	(840,912)

Shares redeemed	(121,696)	(329,988)		(1,048,686)	(2,196,849)

Net decrease	(144,682)	(379,671)		$(1,244,861)	$(2,550,106)

Class C
Shares sold	64,613	300,629		$564,240	$1,966,523

Shares issued in reinvestment of dividends	2,389	– 0	–	20,809	– 0	–

Shares redeemed	(130,921)	(770,014)		(1,140,452)	(5,131,799)

Net decrease	(63,919)	(469,385)		$(555,403)	$(3,165,276)

Advisor Class
Shares sold	456,230	3,270,978		$4,079,394	$21,852,379

Shares issued in reinvestment of dividends	127,319	– 0	–	1,140,776	– 0	–

Shares redeemed	(3,625,781)	(4,964,617)		(32,136,357)	(32,416,047)

Net decrease	(3,042,232)	(1,693,639)		$(26,916,187)	$(10,563,668)

Class R
Shares sold	36,429	145,023		$322,029	$962,675

Shares issued in reinvestment of dividends	3,019	– 0	–	26,566	– 0	–

Shares redeemed	(116,476)	(335,278)		(1,036,758)	(2,377,555)

Net decrease	(77,028)	(190,255)		$(688,163)	$(1,414,880)

Class K
Shares sold	106,590	98,395		$962,635	$664,522

Shares issued in reinvestment of dividends	1,795	– 0	–	15,882	– 0	–

Shares redeemed	(44,121)	(57,652)		(403,015)	(430,683)

Net increase	64,264	40,743		$575,502	$233,839

Class I
Shares sold	129,418	38,512		$1,172,647	$282,352

Shares issued in reinvestment of dividends	36,498	– 0	–	326,297	– 0	–

Shares redeemed	(1,422,516)	(4,076,188)		(13,000,556)	(25,788,933)

Net decrease	(1,256,600)	(4,037,676)		$(11,501,612)	$(25,506,581)

30	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

For the six months ended May 31, 2010, the Fund received $368 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	31

Notes to Financial Statements

related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2010.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2010 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2009 and November 30, 2008 were as follows:

	2009		2008
Distributions paid from:
Ordinary income	$	– 0 –	$11,507,666
Long-term capital gains		– 0 –	25,048,762

Total taxable distributions		– 0 –	36,556,428

Total distributions paid	$	– 0 –	$36,556,428

As of November 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,893,789
Accumulated capital and other losses	(112,091,605	)(a)
Unrealized appreciation/(depreciation)	(10,912,460	)(b)

Total accumulated earnings/(deficit)	$(121,110,276)

(a)

On November 30, 2009, the Fund had a net capital loss carryforward for federal income tax purposes of $112,091,605 of which $14,232,223 expires in the year 2016 and $97,859,382 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, and the realization for tax purposes of gains/losses on certain derivative instruments and passive foreign investment companies.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and

32	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

“market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been submitted for court approval. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	33

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2010 (unaudited)		Year Ended November 30,
			2009		2008	2007		2006		2005

Net asset value, beginning of period	$ 8.88		$ 6.59		$ 16.19	$ 16.72		$ 13.87		$ 12.61

Income From Investment Operations
Net investment income(a)	.05		.13	(b)	.23	.23		.21		.15	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.58)		2.16		(8.37)	.89		3.30		1.68

Net increase (decrease) in net asset value from operations	(.53)		2.29		(8.14)	1.12		3.51		1.83

Less: Dividends and Distributions
Dividends from net investment income	(.09)		– 0	–	(.19)	(.27)		(.14)		(.16)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.27)	(1.38)		(.52)		(.41)

Total dividends and distributions	(.09)		– 0	–	(1.46)	(1.65)		(.66)		(.57)

Net asset value, end of period	$ 8.26		$ 8.88		$ 6.59	$ 16.19		$ 16.72		$ 13.87

Total Return
Total investment return based on net asset value(c)	(6.07	)%*	34.75	%*	(55.16)%*	7.08%		26.37%		15.09%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,269		$47,523		$60,737	$182,644		$67,102		$34,632
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.56	%(d)	1.50%		1.40%	1.30	%(e)	1.33	%(e)	1.45%
Expenses, before waivers/ reimbursements	1.56	%(d)	1.51%		1.40%	1.30	%(e)	1.33	%(e)	1.46%
Net investment income	1.24	%(d)	1.84	%(b)	2.09%	1.35	%(e)	1.39	%(e)	1.17	%(b)
Portfolio turnover rate	32%		53%		54%	25%		29%		25%

See footnote summary on page 41.

34	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Six Months Ended May 31, 2010 (unaudited)		Year Ended November 30,
			2009		2008	2007		2006		2005

Net asset value, beginning of period	$ 8.59		$ 6.43		$ 15.84	$ 16.42		$ 13.66		$ 12.45

Income From Investment Operations
Net investment income(a)	.02		.06	(b)	.16	.08		.10		.05	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.56)		2.10		(8.21)	.90		3.25		1.66

Net increase (decrease) in net asset value from operations	(.54)		2.16		(8.05)	.98		3.35		1.71

Less: Dividends and Distributions
Dividends from net investment income	(.03)		– 0	–	(.09)	(.18)		(.07)		(.09)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.27)	(1.38)		(.52)		(.41)

Total dividends and distributions	(.03)		– 0	–	(1.36)	(1.56)		(.59)		(.50)

Net asset value, end of period	$ 8.02		$ 8.59		$ 6.43	$ 15.84		$ 16.42		$ 13.66

Total Return
Total investment return based on net asset value(c)	(6.37	)%*	33.59	%*	(55.49)%*	6.28%		25.42%		14.24%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,024		$5,556		$6,599	$24,966		$27,368		$16,180
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.36	%(d)	2.29%		2.14%	2.03	%(e)	2.05	%(e)	2.19%
Expenses, before waivers/ reimbursements	2.36	%(d)	2.31%		2.14%	2.03	%(e)	2.05	%(e)	2.20%
Net investment income	.43	%(d)	.90	%(b)	1.32%	.51	%(e)	.67	%(e)	.38	%(b)
Portfolio turnover rate	32%		53%		54%	25%		29%		25%

See footnote summary on page 41.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2010 (unaudited)		Year Ended November 30,
			2009		2008	2007		2006		2005

Net asset value, beginning of period	$ 8.62		$ 6.45		$ 15.87	$ 16.45		$ 13.67		$ 12.46

Income From Investment Operations
Net investment income(a)	.03		.07	(b)	.17	.09		.11		.05	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.57)		2.10		(8.23)	.89		3.26		1.66

Net increase (decrease) in net asset value from operations	(.54)		2.17		(8.06)	.98		3.37		1.71

Less: Dividends and Distributions
Dividends from net investment income	(.03)		– 0	–	(.09)	(.18)		(.07)		(.09)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.27)	(1.38)		(.52)		(.41)

Total dividends and distributions	(.03)		– 0	–	(1.36)	(1.56)		(.59)		(.50)

Net asset value, end of period	$ 8.05		$ 8.62		$ 6.45	$ 15.87		$ 16.45		$ 13.67

Total Return
Total investment return based on net asset value(c)	(6.34	)%*	33.64	%*	(55.44)%*	6.27%		25.55%		14.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,738		$7,769		$8,835	$26,554		$19,439		$8,648
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.30	%(d)	2.23%		2.11%	2.00	%(e)	2.03	%(e)	2.16%
Expenses, before waivers/ reimbursements	2.30	%(d)	2.24%		2.11%	2.00	%(e)	2.03	%(e)	2.18%
Net investment income	.58	%(d)	.94	%(b)	1.41%	.58	%(e)	.71	%(e)	.42	%(b)
Portfolio turnover rate	32%		53%		54%	25%		29%		25%

See footnote summary on page 41.

36	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2010 (unaudited)		Year Ended November 30,
			2009		2008	2007		2006		2005

Net asset value, beginning of period	$ 8.95		$ 6.63		$ 16.30	$ 16.81		$ 13.93		$ 12.66

Income From Investment Operations
Net investment income(a)	.07		.14	(b)	.30	.26		.26		.19	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.58)		2.18		(8.44)	.91		3.32		1.68

Net increase (decrease) in net asset value from operations	(.51)		2.32		(8.14)	1.17		3.58		1.87

Less: Dividends and Distributions
Dividends from net investment income	(.12)		– 0	–	(.26)	(.30)		(.18)		(.19)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.27)	(1.38)		(.52)		(.41)

Total dividends and distributions	(.12)		– 0	–	(1.53)	(1.68)		(.70)		(.60)

Net asset value, end of period	$ 8.32		$ 8.95		$ 6.63	$ 16.30		$ 16.81		$ 13.93

Total Return
Total investment return based on net asset value(c)	(5.82	)%*	34.99	%*	(55.00)%*	7.38%		26.80%		15.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$64,086		$96,246		$82,449	$195,043		$203,212		$156,874
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.27	%(d)	1.19%		1.09%	.99	%(e)	1.03	%(e)	1.14%
Expenses, before waivers/ reimbursements	1.27	%(d)	1.19%		1.09%	.99	%(e)	1.03	%(e)	1.16%
Net investment income	1.53	%(d)	1.99	%(b)	2.48%	1.57	%(e)	1.70	%(e)	1.44	%(b)
Portfolio turnover rate	32%		53%		54%	25%		29%		25%

See footnote summary on page 41.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	37

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2010 (unaudited)		Year Ended November 30,							March 1, 2005(f) to November 30, 2005
			2009		2008	2007		2006

Net asset value, beginning of period	$ 8.75		$ 6.51		$ 16.04	$ 16.62		$ 13.86		$ 12.90

Income From Investment Operations
Net investment income(a)	.04		.11		.22	.17		.19		.01	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.58)		2.13		(8.29)	.89		3.26		.95

Net increase (decrease) in net asset value from operations	(.54)		2.24		(8.07)	1.06		3.45		.96

Less: Dividends and Distributions
Dividends from net investment income	(.07)		– 0	–	(.19)	(.26)		(.17)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.27)	(1.38)		(.52)		– 0	–

Total dividends and distributions	(.07)		– 0	–	(1.46)	(1.64)		(.69)		– 0	–

Net asset value, end of period	$ 8.14		$ 8.75		$ 6.51	$ 16.04		$ 16.62		$ 13.86

Total Return
Total investment return based on net asset value(c)	(6.19	)%*	34.41	%*	(55.24)%*	6.71%		26.01%		7.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,301		$3,147		$3,578	$7,533		$3,596		$364
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.85	%(d)	1.69%		1.68%	1.59	%(e)	1.60	%(e)	1.70	%(d)
Expenses, before waivers/reimbursements	1.85	%(d)	1.69%		1.68%	1.59	%(e)	1.60	%(e)	1.96	%(d)
Net investment income	.98	%(d)	1.56%		1.90%	1.02	%(e)	1.22	%(e)	.06	%(b)(d)
Portfolio turnover rate	32%		53%		54%	25%		29%		25%

See footnote summary on page 41.

38	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2010 (unaudited)		Year Ended November 30,							March 1, 2005(f) to November 30, 2005
			2009		2008	2007		2006

Net asset value, beginning of period	$ 8.84		$ 6.56		$ 16.14	$ 16.72		$ 13.88		$ 12.90

Income From Investment Operations
Net investment income(a)	.07		.13	(b)	.26	.21		.18		.14	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.60)		2.15		(8.36)	.89		3.32		.84

Net increase (decrease) in net asset value from operations	(.53)		2.28		(8.10)	1.10		3.50		.98

Less: Dividends and Distributions
Dividends from net investment income	(.11)		– 0	–	(.21)	(.30)		(.14)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.27)	(1.38)		(.52)		– 0	–

Total dividends and distributions	(.11)		– 0	–	(1.48)	(1.68)		(.66)		– 0	–

Net asset value, end of period	$ 8.20		$ 8.84		$ 6.56	$ 16.14		$ 16.72		$ 13.88

Total Return
Total investment return based on net asset value(c)	(6.12	)%*	34.76	%*	(55.13)%*	6.95%		26.29%		7.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,611		$1,167		$599	$1,129		$592		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.54	%(d)	1.43%		1.43%	1.35	%(e)	1.41	%(e)	1.45	%(d)
Expenses, before waivers/reimbursements	1.54	%(d)	1.43%		1.43%	1.35	%(e)	1.41	%(e)	1.55	%(d)
Net investment income	1.49	%(d)	1.78	%(b)	2.23%	1.30	%(e)	1.40	%(e)	1.34	%(b)(d)
Portfolio turnover rate	32%		53%		54%	25%		29%		25%

See footnote summary on page 41.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	39

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2010 (unaudited)		Year Ended November 30,							March 1, 2005(f) to November 30, 2005
			2009		2008	2007		2006

Net asset value, beginning of period	$ 8.94		$ 6.61		$ 16.25	$ 16.76		$ 13.90		$ 12.90

Income From Investment Operations
Net investment income(a)	.08		.14		.28	.27		.26		.04	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.59)		2.19		(8.38)	.91		3.30		.96

Net increase (decrease) in net asset value from operations	(.51)		2.33		(8.10)	1.18		3.56		1.00

Less: Dividends and Distributions
Dividends from net investment income	(.13)		– 0	–	(.27)	(.31)		(.18)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.27)	(1.38)		(.52)		– 0	–

Total dividends and distributions	(.13)		– 0	–	(1.54)	(1.69)		(.70)		– 0	–

Net asset value, end of period	$ 8.30		$ 8.94		$ 6.61	$ 16.25		$ 16.76		$ 13.90

Total Return
Total investment return based on net asset value(c)	(5.81	)%*	35.25	%*	(54.95)%*	7.42%		26.79%		7.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,042		$33,910		$51,741	$56,417		$39,566		$26,796
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10	%(d)	1.06%		1.01%	.95	%(e)	1.01	%(e)	1.20	%(d)
Expenses, before waivers/reimbursements	1.10	%(d)	1.06%		1.01%	.95	%(e)	1.01	%(e)	1.44	%(d)
Net investment income	1.78	%(d)	1.98%		2.47%	1.67	%(e)	1.72	%(e)	.41	%(b)(d)
Portfolio turnover rate	32%		53%		54%	25%		29%		25%

See footnote summary on page 41.

40	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Commencement of distributions.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended May 31, 2010 and years ended November 30, 2009 and November 30, 2008 by 0.01%, 0.01% and 0.01%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	41

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS

Robert M. Keith,

President and Chief Executive Officer

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Sharon E. Fay(2), Senior Vice President

Kevin F. Simms(2), Senior Vice President

Henry S. D’Auria(2), Vice President Eric J. Franco(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Global Value Senior Investment Management Team. Ms. Fay and Messrs. D’Auria, Franco and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

42	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein Global Value Fund (the “Fund”) at a meeting held on May 4-6, 2010.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	43

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the trustees on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Trust’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and

44	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2010 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International World Index (Net) (the “Index”), in each case for the 1-, 3- and 5-year periods ended January 31, 2010 and (in the case of comparisons with the Index) the since inception period (March 2001 inception). The trustees noted that the Fund was in the 1st quintile of the Performance Universe for the 1-year period and in the 5th quintile of the Performance Universe for the 3- and 5-year periods, and that the Fund outperformed the Index in the 1-year period and underperformed the Index in the 3- and 5-year and the since inception periods. Based on their review and their discussion with the Adviser of the reasons for the Fund’s performance, as well as the improvement in relative performance ranking in the 1-year period, the trustees concluded that the Fund’s performance was acceptable. The trustees determined to continue to closely monitor the Fund’s performance.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the fees the Adviser charges other clients with an investment style substantially similar to that of the Fund. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	45

style substantially similar to that of the Fund. The trustees noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower than that in the Fund’s Advisory Agreement. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also reviewed information that indicated that the Fund pays a higher fee rate than a registered investment company with an investment style similar to that of the Fund that is sub-advised by the Adviser.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The trustees noted that because of the small number of funds in the Fund’s Lipper category, at the request of the Adviser and the Trust’s Senior Officer, Lipper had expanded the Expense Group of the Fund to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Fund had also been expanded by Lipper pursuant to Lipper’s standard guidelines and not at the request of the Adviser or the Fund’s Senior Officer. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The trustees noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The trustees noted that, at the Fund’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 5 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The trustees noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Fund’s expense ratio was satisfactory.

46	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	47

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein Global Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Trustees on May 4-6, 2010.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

48	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/10 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$164.5	Global Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $89,961 (0.05% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio		Fiscal Year End
Global Value Fund	Advisor	1.09%	November 30
	Class A	1.51%
	Class B	2.31%
	Class C	2.24%
	Class R	1.69%
	Class K	1.43%
	Class I	1.06%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel,

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	49

auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee

4	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section §36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

50	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2010 net assets:5

Fund	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Value Fund	$164.5	Global Value 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum account size: $25m	0.522%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Global Value Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only:

Fund	Fee
Global Value Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as certain of the Funds are as follows.

Fund	ITM Mutual Fund	Fee[6]
Global Value Fund	Alliance Global Value Stock A7	0.30%[8]

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on March 1, 2010 by Reuters was ¥93.49 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $10.3 million.

7	This ITM fund is privately placed or institutional.

8	The fund is offered to two institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%. The first client is charged 0.33% for the first ¥2.5 billion, 0.195% for the next ¥2.5 billion, 0.105% for the next ¥5 billion and 0.06% thereafter. The second client is charged 0.40% for the first ¥2.5 billion, 0.25% for the next ¥2.5 billion, 0.15% for the next ¥5 billion and 0.10% thereafter.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	51

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationship that has a similar investment style as the Fund. Also shown is what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on March 31, 2010 net assets and the Fund’s advisory fee:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Global Value Fund	Client #1	0.25% on 1st $500 million 0.225% on next $500 million 0.20% on next $4 billion 0.175% thereafter +/- Performance Fee[9]	0.250%[10]	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that certain sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the Fund’s ranking with respect to the proposed

9	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, over a 60 month rolling period. The performance adjustment factor can range from -60% to +60% of the base fee.

10	The calculation excludes the performance fee.

11	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

52	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the Fund.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the EG of the Fund to include peers that had a similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[14]	Lipper Exp. Group Median (%)	Rank
Global Value Fund[15]	0.750	0.850	1/10

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.16 A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.17

12	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

14	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

15	The Fund’s EG includes the Fund, one other Global Large Cap Value Fund (“GLCV”), two Global Multi-Cap Core Funds (“GMLC”), three Global Large Cap Growth Funds (“GLCG”) and three Global Multi-Cap Growth Funds (“GMLG”).

16	It should be noted that the expansion of the Fund’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

17	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	53

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.18

Fund	Expense Ratio (%)[19]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Value Fund[20]	1.497	1.539	5/10	1.531	17/40

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2009, relative to 2008.

18	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

19	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

20	The Fund’s EU includes the Fund, EG and one other GLCV, GMLC, GLCG and GMLG funds, excluding outliers.

54	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI received from the Fund $1,062, $311,511 and $12,395 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $123,489 in fees from the Fund.21

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of

21	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. There was no expense offset during the Fund’s most recently completed fiscal year.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	55

business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client, including the Fund. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,22 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli23 study on advisory fees and various fund characteristics.24 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.25 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

22	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

23	The Deli study was originally published in 2002 based on 1997 data.

24	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

25	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

56	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Fund26 relative to its Lipper Performance Universe (“PU”)27 for the periods ended January 31, 2010.28

	Fund Return (%)	PU Median (%)	PU Rank
1 year	43.22	30.78	1/6
3 year	-15.41	-11.48	5/5
5 year	-2.22	-1.43	5/5

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)29 versus its benchmark.30 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.31

	Periods Ending January 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Global Value Fund	43.22	-15.41	-2.22	1.78	22.37	-0.11	5
MSCI World Index (Net)	36.58	-7.32	1.61	2.49	17.50	0.01	5
Inception Date: March 29, 2001

26	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

27	The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

28	Note that the current Lipper investment classification/objective dictates the PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.
29	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

30	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2010.

31	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	57

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

58	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Multi-Asset Inflation Strategy

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	59

AllianceBernstein Family of Funds

NOTES

60	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

ALLIANCEBERNSTEIN GLOBAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GV-0152-0510

SEMI-ANNUAL REPORT

AllianceBernstein

Small/Mid Cap Value Fund

May 31, 2010

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein, L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 12, 2010

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Small/Mid Cap Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2010.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital.

The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies, generally representing 60 to 125 companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. Because the Fund’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund invests in companies that are determined by AllianceBernstein L.P. (the “Adviser”) to be undervalued, using the fundamental value approach of the Adviser’s Bernstein unit (“Bernstein”).

Bernstein seeks to manage overall portfolio volatility relative to the uni-

verse of companies that comprise the lowest 20% of the total US market capitalization by favoring promising securities that offer the best balance between return and targeted risk. The Fund may invest in securities issued by non-US companies and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 2500 Value Index, for the six- and 12-month periods ended May 31, 2010. For additional comparison, returns for the Russell 2500 Index are shown for the same time periods.

The Fund’s Class A shares without sales charges outperformed both the benchmark and the Russell 2500 Index for the six- and 12-month periods ended May 31, 2010. The premium versus both indices was more pronounced for the 12-month time frame.

In both periods, returns versus the value benchmark were driven by broad-based positive security selection, principally in energy and consumer cyclicals. Negative stock selection in consumer staples and industrial commodities somewhat offset gains in both periods. Broadly speaking, for both the six- and 12-month periods, the Fund’s top-performing holdings were attractively valued, cyclically sensitive firms that were boosted by restructuring efforts and new business

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	1

strategies that yielded better-than-expected results.

Market Review and Investment Strategy

Overall, for the 12-month period ended May 31, 2010, US smaller-cap equities recorded stronger returns than most other global equity markets, as evidence mounted that an economic and earnings recovery was under way. Smaller-cap equities’ leadership reflected expectations that they would benefit more from an economic recovery than large-cap equities, as has typically been the case. Also, smaller-cap firms were perceived to have been more aggressive in cutting expenses and capital spending during the recent recession.

In May, investor risk appetite contracted sharply, mainly in response to euro-area sovereign debt concerns and China’s moves to cool certain segments of its domestic housing market. US smaller-cap equities fell with equities globally and retraced part of their gains since January. This apprehension about future earnings and the pace and progress of the global economic recovery has created diverse opportunities for active investment. The Fund’s Small/Mid Cap Value Senior Investment Management Team continues to focus on identifying company-specific controversies that have been mispriced, in its view, and retains its focus on attractively valued, high-quality stocks.

2	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 2500 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index contains those securities in the Russell 2500 Index with a less-than-average growth orientation. The Russell 2500 Index is a capitalization-weighted index that includes 2,500 small- and mid-capitalization US stocks. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. The Fund concentrates its investments in the stocks of small- to mid- capitalization companies, which tend to be more volatile than large-cap companies. Small- and mid-cap stocks may have additional risks because small- and mid-cap companies tend to have limited product lines, markets or financial resources. The Fund can invest in foreign securities, which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Fund may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Fund’s net asset value. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2010	Returns
	6 Months	12 Months
AllianceBernstein Small/Mid Cap Value Fund*
Class A	15.95%	39.67%

Class B†	15.86%	39.45%

Class C	15.50%	38.65%

Advisor Class‡	16.14%	40.00%

Class R‡	15.84%	39.41%

Class K‡	15.97%	39.74%

Class I‡	16.15%	40.08%

Russell 2500 Value Index	13.88%	36.93%

Russell 2500 Index	13.50%	35.07%

*  Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the 12-month period ended May 31, 2010, by 0.01%.

†   Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

‡    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

    Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	39.67%	33.78%
5 Years	5.01%	4.09%
Since Inception*	9.79%	9.27%

Class B Shares
1 Year	39.45%	35.45%
5 Years	4.63%	4.63%
Since Inception(a)	9.24%	9.24%

Class C Shares
1 Year	38.65%	37.65%
5 Years	4.26%	4.26%
Since Inception*	9.01%	9.01%

Advisor Class Shares†
1 Year	40.00%	40.00%
5 Years	5.32%	5.32%
Since Inception*	10.11%	10.11%

Class R Shares†
1 Year	39.41%	39.41%
5 Years	4.82%	4.82%
Since Inception*	7.44%	7.44%

Class K Shares†
1 Year	39.74%	39.74%
5 Years	5.06%	5.06%
Since Inception*	4.29%	4.29%

Class I Shares†
1 Year	40.08%	40.08%
5 Years	5.31%	5.31%
Since Inception*	4.55%	4.55%

The Fund’s total annual operating ratios are 1.37%, 2.16%, 2.11%, 1.06%, 1.58%, 1.26% and 0.94% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, per the prospectus, gross of any fee waivers or expense reimbursements. There are contractual fee waivers currently in place for this Fund to the extent necessary in keeping the Fund’s operating expense ratios from exceeding 1.15%, 1.85%, 1.85%, 0.85%, 1.35%, 1.10% and 0.85% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, of average net assets per year. These waivers extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†

These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2010)
SEC Returns

Class A Shares
1 Year	24.12%
5 Years	1.39%
Since Inception*	8.03%

Class B Shares
1 Year	25.36%
5 Years	1.91%
Since Inception(a)	7.99%

Class C Shares
1 Year	27.54%
5 Years	1.54%
Since Inception*	7.76%

Advisor Class Shares†
1 Year	29.86%
5 Years	2.58%
Since Inception*	8.85%

Class R Shares†
1 Year	29.26%
5 Years	2.08%
Since Inception*	5.75%

Class K Shares†
1 Year	29.56%
5 Years	2.32%
Since Inception*	2.31%

Class I Shares†
1 Year	29.83%
5 Years	2.56%
Since Inception*	2.55%

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2009		Ending Account Value May 31, 2010		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,159.48	$1,019.20	$6.19	$5.79
Class B	$1,000	$1,000	$1,158.59	$1,018.65	$6.78	$6.34
Class C	$1,000	$1,000	$1,155.00	$1,015.71	$9.94	$9.30
Advisor Class	$1,000	$1,000	$1,161.39	$1,020.69	$4.58	$4.28
Class R	$1,000	$1,000	$1,158.35	$1,018.20	$7.26	$6.79
Class K	$1,000	$1,000	$1,159.65	$1,019.45	$5.92	$5.54
Class I	$1,000	$1,000	$1,161.48	$1,020.69	$4.58	$4.28
*	Expenses are equal to the classes’ annualized expense ratios of 1.15%, 1.26%, 1.85%, 0.85%, 1.35%, 1.10% and 0.85%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period)

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

MAY 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,251.1

TEN LARGEST HOLDINGS **

May 31, 2010 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Cimarex Energy Co.	$17,767,464	1.4%
Pepco Holdings, Inc.	16,097,740	1.3
TRW Automotive Holdings Corp.	15,319,744	1.2
Community Health Systems, Inc.	15,050,178	1.2
Commercial Metals Co.	15,009,480	1.2
Jones Apparel Group, Inc.	14,936,220	1.2
Royal Caribbean Cruises Ltd.	14,911,800	1.2
Constellation Brands, Inc. – Class A	14,879,462	1.2
Kinetic Concepts, Inc.	14,875,020	1.2
WESCO International, Inc.	14,799,180	1.2
	$153,646,288	12.3%

*	All data are as of May 31, 2010. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2010 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.2%
Financials – 21.7%
Commercial Banks – 7.6%
Associated Banc-Corp	1,053,565	$14,149,378
City National Corp.	128,350	7,403,228
Comerica, Inc.	384,300	14,641,830
Marshall & Ilsley Corp.	1,283,500	10,460,525
Popular, Inc.(a)	3,353,331	10,160,593
Susquehanna Bancshares, Inc.	1,230,600	10,792,362
Umpqua Holdings Corp.	534,480	6,713,069
Webster Financial Corp.	545,200	10,440,580
Whitney Holding Corp.	879,635	10,423,674

		95,185,239

Insurance – 5.3%
Arch Capital Group Ltd.(a)	94,300	6,932,936
Aspen Insurance Holdings Ltd.	395,800	9,997,908
Endurance Specialty Holdings Ltd.	308,100	11,430,510
Fidelity National Financial, Inc. – Class A	509,400	7,345,548
Reinsurance Group of America, Inc. – Class A	285,100	13,391,147
StanCorp Financial Group, Inc.	151,300	6,474,127
Unum Group	450,850	10,414,635

		65,986,811

Real Estate Investment Trusts (REITs) – 4.7%
Brandywine Realty Trust	656,900	7,613,471
Camden Property Trust	235,500	10,748,220
CBL & Associates Properties, Inc.	676,100	9,661,469
DiamondRock Hospitality Co.(a)	1,136,800	10,390,352
Sunstone Hotel Investors, Inc.(a)	1,054,220	11,628,047
Tanger Factory Outlet Centers	219,200	9,123,104

		59,164,663

Real Estate Management & Development – 1.5%
CB Richard Ellis Group, Inc. – Class A(a)	614,700	9,730,701
Jones Lang LaSalle, Inc.	122,800	9,163,336

		18,894,037

Thrifts & Mortgage Finance – 2.6%
Astoria Financial Corp.	578,067	8,601,637
First Niagara Financial Group, Inc.	939,100	12,405,511
Washington Federal, Inc.	657,099	11,354,671

		32,361,819

		271,592,569

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 17.7%
Auto Components – 3.4%
Dana Holding Corp.(a)	1,213,100	$13,174,266
Federal-Mogul Corp.(a)	837,900	14,462,154
TRW Automotive Holdings Corp.(a)	509,300	15,319,744

		42,956,164

Hotels, Restaurants & Leisure – 3.5%
Boyd Gaming Corp.(a)	717,300	9,446,841
Darden Restaurants, Inc.	176,700	7,580,430
Royal Caribbean Cruises Ltd.(a)	514,200	14,911,800
Wyndham Worldwide Corp.	477,300	11,264,280

		43,203,351

Household Durables – 2.8%
American Greetings Corp.	490,700	11,570,706
NVR, Inc.(a)	11,100	7,606,608
Pulte Group, Inc.(a)	705,400	7,858,156
Whirlpool Corp.	72,500	7,571,900

		34,607,370

Leisure Equipment & Products – 0.6%
Callaway Golf Co.	915,800	7,711,036

Media – 1.2%
CBS Corp. – Class B	468,300	6,818,448
Interpublic Group of Cos., Inc. (The)(a)	975,200	8,142,920

		14,961,368

Specialty Retail – 5.0%
AnnTaylor Stores Corp.(a)	600,600	13,002,990
Dress Barn, Inc. (The)(a)	415,300	11,375,067
Foot Locker, Inc.	542,800	8,093,148
Men’s Wearhouse, Inc. (The)	561,800	12,213,532
Office Depot, Inc.(a)	1,822,100	10,568,180
Signet Jewelers Ltd.(a)	236,600	7,346,430

		62,599,347

Textiles, Apparel & Luxury Goods – 1.2%
Jones Apparel Group, Inc.	760,500	14,936,220

		220,974,856

Industrials – 11.2%
Airlines – 0.8%
Alaska Air Group, Inc.(a)	199,700	9,325,990

Building Products – 0.5%
Masco Corp.	456,100	6,088,935

Electrical Equipment – 3.6%
AO Smith Corp.	152,700	7,118,874
EnerSys(a)	414,500	9,326,250
General Cable Corp.(a)	456,300	14,218,308
Thomas & Betts Corp.(a)	377,000	14,454,180

		45,117,612

10	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 3.0%
Briggs & Stratton Corp.	556,875	$11,488,331
Mueller Industries, Inc.	479,900	12,722,149
Terex Corp.(a)	633,400	13,782,784

		37,993,264

Professional Services – 0.8%
Kelly Services, Inc. – Class A(a)	688,600	10,046,674

Road & Rail – 1.3%
Con-way, Inc.	208,300	7,086,366
Hertz Global Holdings, Inc.(a)	829,800	9,426,528

		16,512,894

Trading Companies & Distributors – 1.2%
WESCO International, Inc.(a)	395,700	14,799,180

		139,884,549

Information Technology – 10.8%
Communications Equipment – 0.8%
CommScope, Inc.(a)	365,200	10,298,640

Computers & Peripherals – 0.6%
NCR Corp.(a)	591,800	7,859,104

Electronic Equipment, Instruments & Components – 5.1%
Anixter International, Inc.(a)	273,400	12,986,500
Arrow Electronics, Inc.(a)	397,825	10,852,666
AU Optronics Corp. (Sponsored ADR)	800,599	7,781,822
Avnet, Inc.(a)	394,000	11,315,680
Flextronics International Ltd.(a)	1,671,400	10,964,384
Insight Enterprises, Inc.(a)	690,600	10,041,324

		63,942,376

IT Services – 1.6%
Amdocs Ltd.(a)	224,200	6,389,700
Convergys Corp.(a)	1,187,800	12,970,776

		19,360,476

Semiconductors & Semiconductor Equipment – 2.7%
Amkor Technology, Inc.(a)	1,227,500	8,359,275
Lam Research Corp.(a)	257,025	9,730,967
Siliconware Precision Industries Co. (Sponsored ADR)	1,424,200	7,747,648
Teradyne, Inc.(a)	772,500	8,482,050

		34,319,940

		135,780,536

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 8.1%
Energy Equipment & Services – 3.5%
Helix Energy Solutions Group, Inc.(a)	1,133,500	$12,343,815
Helmerich & Payne, Inc.	298,000	11,228,640
Oil States International, Inc.(a)	162,400	6,340,096
Rowan Cos., Inc.(a)	555,300	13,749,228

		43,661,779

Oil, Gas & Consumable Fuels – 4.6%
Cimarex Energy Co.	241,800	17,767,464
Forest Oil Corp.(a)	500,600	13,335,984
Patriot Coal Corp.(a)	399,100	6,652,997
Teekay Corp.	343,013	8,654,218
Whiting Petroleum Corp.(a)	138,800	11,618,948

		58,029,611

		101,691,390

Materials – 7.7%
Chemicals – 4.5%
Arch Chemicals, Inc.	326,600	11,189,316
Cytec Industries, Inc.	264,400	11,297,812
Huntsman Corp.	1,251,600	12,490,968
PolyOne Corp.(a)	719,200	7,184,808
Rockwood Holdings, Inc.(a)	557,000	14,448,580

		56,611,484

Metals & Mining – 3.2%
AK Steel Holding Corp.	253,400	3,790,864
Commercial Metals Co.	964,000	15,009,480
Reliance Steel & Aluminum Co.	303,800	13,947,458
Steel Dynamics, Inc.	500,000	7,335,000

		40,082,802

		96,694,286

Health Care – 6.4%
Health Care Equipment & Supplies – 2.1%
Kinetic Concepts, Inc.(a)	359,300	14,875,020
Teleflex, Inc.	196,550	11,022,524

		25,897,544

Health Care Providers & Services – 3.7%
AMERIGROUP Corp.(a)	265,600	9,540,352
Community Health Systems, Inc.(a)	386,100	15,050,178
LifePoint Hospitals, Inc.(a)	402,217	14,274,681
Molina Healthcare, Inc.(a)	270,215	7,436,317

		46,301,528

Pharmaceuticals – 0.6%
Par Pharmaceutical Cos., Inc.(a)	288,300	8,003,208

		80,202,280

12	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 6.3%
Electric Utilities – 3.3%
Northeast Utilities	433,300	$11,244,135
Pepco Holdings, Inc.	998,000	16,097,740
Portland General Electric Co.	755,700	14,290,287

		41,632,162

Multi-Utilities – 3.0%
CMS Energy Corp.	993,525	14,584,947
NiSource, Inc.	971,925	14,539,998
Wisconsin Energy Corp.	159,100	7,795,900

		36,920,845

		78,553,007

Consumer Staples – 5.3%
Beverages – 1.2%
Constellation Brands, Inc. – Class A(a)	893,125	14,879,462

Food & Staples Retailing – 0.6%
Supervalu, Inc.	523,150	7,046,831

Food Products – 3.0%
Bunge Ltd.	143,100	6,977,556
Dean Foods Co.(a)	935,700	9,965,205
Smithfield Foods, Inc.(a)	749,400	12,919,656
Tyson Foods, Inc. – Class A	476,100	8,369,838

		38,232,255

Tobacco – 0.5%
Universal Corp.	146,109	5,971,475

		66,130,023

Total Common Stocks (cost $1,073,498,522)		1,191,503,496

SHORT-TERM INVESTMENTS – 3.3%
Investment Companies – 3.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.18%(b) (cost $41,077,336)	41,077,336	41,077,336

Total Investments – 98.5% (cost $1,114,575,858)		1,232,580,832
Other assets less liabilities – 1.5%		18,487,596

Net Assets – 100.0%		$1,251,068,428

(a)	Non-income producing security.
(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depository Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2010 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,073,498,522)	$1,191,503,496
Affiliated issuers (cost $41,077,336)	41,077,336
Receivable for shares of beneficial interest sold	34,530,585
Dividends receivable	809,779

Total assets	1,267,921,196

Liabilities
Payable for investment securities purchased	9,352,060
Payable for shares of beneficial interest redeemed	6,382,092
Advisory fee payable	616,374
Distribution fee payable	287,964
Transfer Agent fee payable	71,956
Administrative fee payable	22,100
Accrued expenses	120,222

Total liabilities	16,852,768

Net Assets	$1,251,068,428

Composition of Net Assets
Paid-in capital	$1,215,000,264
Distributions in excess of net investment income	(520,999)
Accumulated net realized loss on investment transactions	(81,415,811)
Net unrealized appreciation on investments	118,004,974

$1,251,068,428

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$532,748,513	35,090,406	$15.18	*

B	$58,520,236	4,004,134	$14.61

C	$134,518,819	9,256,024	$14.53

Advisor	$252,167,361	16,384,095	$15.39

R	$71,920,651	4,782,158	$15.04

K	$34,847,932	2,312,228	$15.07

I	$166,344,916	10,993,037	$15.13

*	The maximum offering price per share for Class A shares was $15.85 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2010 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$6,402,728
Affiliated issuers	27,715	$6,430,443

Expenses
Advisory fee (see Note B)	4,279,870
Distribution fee—Class A	735,799
Distribution fee—Class B	349,946
Distribution fee—Class C	656,265
Distribution fee—Class R	164,744
Distribution fee—Class K	38,184
Transfer agency—Class A	470,088
Transfer agency—Class B	89,082
Transfer agency—Class C	140,271
Transfer agency—Advisor Class	209,388
Transfer agency—Class R	85,667
Transfer agency—Class K	30,547
Transfer agency—Class I	80,590
Custodian	89,263
Registration fees	65,599
Printing	65,244
Administrative	47,759
Trustees’ fees	25,551
Audit	24,418
Legal	21,843
Miscellaneous	14,807

Total expenses	7,684,925
Less: expenses waived and reimbursed by the Adviser (see Note B)	(814,484)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(279,957)

Net expenses		6,590,484

Net investment loss		(160,041)

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		62,898,786
Net change in unrealized appreciation/depreciation of investments		84,658,550

Net gain on investment transactions		147,557,336

Net Increase in Net Assets from Operations		$147,397,295

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(160,041)	$3,708,559
Net realized gain (loss) on investment transactions	62,898,786	(121,930,094)
Net change in unrealized appreciation/depreciation of investments	84,658,550	410,616,035

Net increase in net assets from operations	147,397,295	292,394,500
Dividends to Shareholders from
Net investment income
Class A	(1,273,554)	(2,857,158)
Class B	(230,065)	(652,057)
Advisor Class	(993,697)	(1,402,356)
Class R	(119,069)	(269,201)
Class K	(110,330)	(155,306)
Class I	(803,988)	(1,265,895)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	131,990,841	(7,356,255)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	98,384	– 0	–

Total increase	275,955,817	278,436,272
Net Assets
Beginning of period	975,112,611	696,676,339

End of period (including undistributed/(distributions in excess of) net investment income of ($520,999) and $3,169,745, respectively)	$1,251,068,428	$975,112,611

See notes to financial statements.

16	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2010 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Small/Mid Cap Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	17

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity

18	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2010:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$1,191,503,496	$—	$—	$1,191,503,496
Short-Term Investments	41,077,336	—	—	41,077,336

Total Investments in Securities	1,232,580,832	—	—	1,232,580,832
Other Financial Instruments*	—	—	—	—

Total	$1,232,580,832	$—	$—	$1,232,580,832

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	19

Notes to Financial Statements

of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific

20	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.15%, 1.85%, 1.85%, .85%, 1.35%, 1.10% and .85% of the average daily net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended May 31, 2010, such reimbursement amounted to $814,484.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2010, such fee amounted to $47,759.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $398,760 for the six months ended May 31, 2010.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $8,455 from the sale of Class A shares and received $3,927, $12,722 and $2,510 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2010.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	21

Notes to Financial Statements

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2010 is as follows:

Market Value November 30, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2010 (000)	Dividend Income (000)
$ 25,662	$208,854	$193,439	$41,077	$28

Brokerage commissions paid on investment transactions for the six months ended May 31, 2010 amounted to $683,317, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. For the period November 1, 2006 through October 31, 2007, with respect to Class B shares, payments made to the Distributor were voluntarily limited to .40% of the average daily net assets attributable to Class B shares. For the period November 1, 2007 through April 30, 2008, with respect to Class B shares, payments to the distributor were voluntarily limited to .35% of the average daily net assets attributable to Class B shares. As of June 1, 2010, with respect to Class B shares, payments made to the Distributor are voluntarily being limited to .25% of the average daily net assets attributable to Class B shares. Prior to June 1, 2010, payments made to the Distributor were voluntarily limited to .20% of average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the six months ended May 31, 2010, such waiver amounted to $279,957. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $97,550, $2,299,825, $709,924, and $192,851

22	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$352,192,192		$257,798,203
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$175,928,860
Gross unrealized depreciation	(57,923,886)

Net unrealized appreciation	$118,004,974

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The Fund did not engage in derivative transactions for the six months ended May 31, 2010.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	23

Notes to Financial Statements

also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30, 2009	Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30, 2009

Class A
Shares sold	8,643,192	10,795,843	$133,531,816	$112,728,549

Shares issued in reinvestment of dividends	84,182	287,317	1,186,958	2,669,176

Shares converted from Class B	989,284	1,012,930	15,039,093	11,250,217

Shares redeemed	(5,967,729)	(13,530,243)	(89,266,840)	(139,139,197)

Net increase (decrease)	3,748,929	(1,434,153)	$60,491,027	$(12,491,255)

Class B
Shares sold	95,981	230,961	$1,413,139	$2,308,142

Shares issued in reinvestment of dividends	15,664	66,952	212,723	600,557

Shares converted to Class A	(1,027,503)	(1,050,793)	(15,039,093)	(11,250,217)

Shares redeemed	(498,204)	(1,816,588)	(7,153,509)	(17,489,669)

Net decrease	(1,414,062)	(2,569,468)	$(20,566,740)	$(25,831,187)

Class C
Shares sold	1,085,862	1,409,306	$15,905,577	$14,686,238

Shares redeemed	(1,025,320)	(3,068,527)	(14,684,528)	(29,757,680)

Net increase (decrease)	60,542	(1,659,221)	$1,221,049	$(15,071,442)

Advisor Class
Shares sold	4,588,914	7,818,794	$72,253,799	$83,082,356

Shares issued in reinvestment of dividends	64,194	138,095	916,696	1,298,092

Shares redeemed	(1,989,691)	(6,225,623)	(29,779,982)	(64,628,463)

Net increase	2,663,417	1,731,266	$43,390,513	$19,751,985

24	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30, 2009	Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30, 2009

Class R
Shares sold	1,282,707	2,105,421	$19,592,787	$22,135,974

Shares issued in reinvestment of dividends	8,527	29,196	119,205	269,183

Shares redeemed	(760,011)	(1,250,795)	(11,347,775)	(13,138,592)

Net increase	531,223	883,822	$8,364,217	$9,266,565

Class K
Shares sold	722,139	909,643	$11,141,837	$9,593,765

Shares issued in reinvestment of dividends	7,880	16,826	110,329	155,305

Shares redeemed	(288,769)	(417,315)	(4,330,414)	(4,399,418)

Net increase	441,250	509,154	$6,921,752	$5,349,652

Class I
Shares sold	3,003,357	3,025,474	$45,904,516	$34,554,847

Shares issued in reinvestment of dividends	56,132	133,936	788,091	1,238,911

Shares redeemed	(989,817)	(2,392,015)	(14,523,584)	(24,124,331)

Net increase	2,069,672	767,395	$32,169,023	$11,669,427

For the six months ended May 31, 2010, the Fund received $98,384 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are gen-

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	25

Notes to Financial Statements

erally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2010.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2010 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2009 and November 30, 2008 were as follows:

	2009		2008
Distributions paid from:
Ordinary income	$6,601,973		$27,500,908
Long-term capital gains	– 0	–	81,828,990

Total taxable distributions	6,601,973		109,329,898

Total distributions paid	$6,601,973		$109,329,898

26	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

As of November 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,169,745
Accumulated capital and other losses	(142,910,689	)(a)
Unrealized appreciation/(depreciation)	31,942,517	(b)

Total accumulated earnings/(deficit)	$(107,798,427)

(a)

On November 30, 2009, the Fund had a net capital loss carryforward for federal income tax purposes of $142,910,689 of which $22,408,369 expires in the year 2016 and $120,502,320 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primary to the tax deferral of losses on wash sales.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	27

Notes to Financial Statements

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been submitted for court approval. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

28	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 13.13	$ 9.18	$ 16.77	$ 17.89	$ 17.63	$ 17.23

Income From Investment Operations
Net investment income (loss)(a)(b)	(.00	)(c)	.05	.09	.09	.08	.02
Net realized and unrealized gain (loss) on investment transactions	2.09	3.99	(6.29)	.60	2.17	1.58

Net increase (decrease) in net asset value from operations	2.09	4.04	(6.20)	.69	2.25	1.60

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.09)	(.03)	(.12)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.36)	(1.69)	(1.99)	(1.20)

Total dividends and distributions	(.04)	(.09)	(1.39)	(1.81)	(1.99)	(1.20)

Net asset value, end of period	$ 15.18	$ 13.13	$ 9.18	$ 16.77	$ 17.89	$ 17.63

Total Return
Total investment return based on net asset value(d)	15.95%	44.38	%*	(40.35	)%*	4.10%	14.11%	9.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$532,748	$411,472	$300,760	$571,165	$533,763	$418,217
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15	%(e)	1.15%	1.15%	1.15	%(f)	1.15	%(f)	1.15%
Expenses, before waivers/reimbursements	1.30	%(e)	1.37%	1.34%	1.27	%(f)	1.31	%(f)	1.44%
Net investment income (loss)(b)	(.02	)%(e)	.50%	.62%	.54	%(f)	.47	%(f)	.14%
Portfolio turnover rate	24%	64%	48%	30%	54%	42%

See footnote summary on page 36.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	29

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Six Months Ended May 31, 2010
			Year Ended November 30,
	(unaudited)		2009		2008		2007		2006		2005

Net asset value, beginning of period	$ 12.65		$ 8.86		$ 16.24		$ 17.30		$ 17.23		$ 16.97

Income From Investment Operations
Net investment income (loss)(a)	(.01	)(g)	.03	(g)	.06	(b)(g)	.06	(b)(g)	(.04	)(b)(g)	(.09	)(b)
Net realized and unrealized gain (loss) on investment transactions	2.01		3.84		(6.08)		.57		2.10		1.55

Net increase (decrease) in net asset value from operations	2.00		3.87		(6.02)		.63		2.06		1.46

Less: Dividends and Distributions
Dividends from net investment income	(.04)		(.08)		– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.36)		(1.69)		(1.99)		(1.20)

Total dividends and distributions	(.04)		(.08)		(1.36)		(1.69)		(1.99)		(1.20)

Net asset value, end of period	$ 14.61		$ 12.65		$ 8.86		$ 16.24		$ 17.30		$ 17.23

Total Return
Total investment return based on net asset value(d)	15.86%		44.11	%*	(40.49	)%*	3.86%		13.24%		9.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$58,520		$68,527		$70,770		$174,860		$226,764		$255,873
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.26	%(e)	1.36%		1.33%		1.40	%(f)	1.85	%(f)	1.85%
Expenses, before waivers/reimbursements	2.06	%(e)	2.16%		2.06%		2.01	%(f)	2.03	%(f)	2.16%
Net investment income (loss)	(.14	)%(e)(g)	.33	%(g)	.42	%(b)(g)	.33	%(b)(f)(g)	(.27	)%(b)(f)(g)	(.56	)%(b)
Portfolio turnover rate	24%		64%		48%		30%		54%		42%

See footnote summary on page 36.

30	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2010 (unaudited)		Year Ended November 30,
			2009		2008	2007		2006		2005

Net asset value, beginning of period	$ 12.58		$ 8.77		$ 16.17	$ 17.30		$ 17.22		$ 16.97

Income From Investment Operations
Net investment loss(a)(b)	(.05)		(.02)		(.01)	(.02)		(.04)		(.09)
Net realized and unrealized gain (loss) on investment transactions	2.00		3.83		(6.03)	.58		2.11		1.54

Net increase (decrease) in net asset value from operations	1.95		3.81		(6.04)	.56		2.07		1.45

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.36)	(1.69)		(1.99)		(1.20)

Net asset value, end of period	$ 14.53		$ 12.58		$ 8.77	$ 16.17		$ 17.30		$ 17.22

Total Return
Total investment return based on net asset value(d)	15.50%		43.44	%*	(40.81)%*	3.42%		13.31%		9.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$134,519		$115,634		$95,201	$204,487		$208,714		$192,237
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.85	%(e)	1.85%		1.85%	1.85	% (f)	1.85	%(f)	1.85%
Expenses, before waivers/ reimbursements	2.03	%(e)	2.11%		2.05%	1.98	% (f)	2.02	%(f)	2.15%
Net investment loss(b)	(.72	)%(e)	(.19)%		(.09)%	(.14	)% (f)	(.25	)%(f)	(.55)%
Portfolio turnover rate	24%		64%		48%	30%		54%		42%

See	footnote summary on page 36.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 13.32	$ 9.33	$ 17.03	$ 18.13	$ 17.79	$ 17.33

Income From Investment Operations
Net investment income(a)(b)	.02	.08	.13	.15	.13	.07
Net realized and unrealized gain (loss) on investment transactions	2.12	4.04	(6.39)	.60	2.20	1.59

Net increase (decrease) in net asset value from operations	2.14	4.12	(6.26)	.75	2.33	1.66

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.13)	(.08)	(.16)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.36)	(1.69)	(1.99)	(1.20)

Total dividends and distributions	(.07)	(.13)	(1.44)	(1.85)	(1.99)	(1.20)

Net asset value, end of period	$ 15.39	$ 13.32	$ 9.33	$ 17.03	$ 18.13	$ 17.79

Total Return
Total investment return based on net asset value(d)	16.14%	44.78	%*	(40.18	)%*	4.44%	14.47%	10.13%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$252,167	$182,777	$111,814	$175,011	$173,391	$132,379
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.85	%(e)	.85%	.85%	.85	%(f)	.85	%(f)	.85%
Expenses, before waivers/ reimbursements	1.00	%(e)	1.06%	1.04%	.97	%(f)	1.01	%(f)	1.09%
Net investment income(b)	.28	%(e)	.77%	.94%	.84	%(f)	.75	%(f)	.40%
Portfolio turnover rate	24%	64%	48%	30%	54%	42%

See	footnote summary on page 36.

32	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 13.01	$ 9.10	$ 16.66	$ 17.82	$ 17.60	$ 17.21

Income From Investment Operations
Net investment income (loss)(a)(b)	(.02)	.03	.06	.05	.06	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.08	3.96	(6.24)	.61	2.15	1.60

Net increase (decrease) in net asset value from operations	2.06	3.99	(6.18)	.66	2.21	1.59

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.08)	(.02)	(.13)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.36)	(1.69)	(1.99)	(1.20)

Total dividends and distributions	(.03)	(.08)	(1.38)	(1.82)	(1.99)	(1.20)

Net asset value, end of period	$ 15.04	$ 13.01	$ 9.10	$ 16.66	$ 17.82	$ 17.60

Total Return
Total investment return based on net asset value(d)	15.84%	44.19	%*	(40.50	)%*	3.95%	13.88%	9.77%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$71,921	$55,290	$30,639	$40,382	$19,372	$2,463
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.35	%(e)	1.35%	1.35%	1.35	%(f)	1.35	%(f)	1.35%
Expenses, before waivers/reimbursements	1.57	%(e)	1.58%	1.54%	1.51	%(f)	1.55	%(f)	1.67%
Net investment income (loss)(b)	(.22	)%(e)	.27%	.44%	.26	%(f)	.33	%(f)	(.03)%
Portfolio turnover rate	24%	64%	48%	30%	54%	42%

See	footnote summary on page 36.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30,	March 1, 2005(h) to November 30, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 13.05	$ 9.14	$ 16.74	$ 17.91	$ 17.64	$ 16.81

Income From Investment Operations
Net investment income(a)(b)	.00	(c)	.05	.10	.08	.15	.03
Net realized and unrealized gain (loss) on investment transactions	2.08	3.97	(6.27)	.62	2.11	.80

Net increase (decrease) in net asset value from operations	2.08	4.02	(6.17)	.70	2.26	.83

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.11)	(.07)	(.18)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.36)	(1.69)	(1.99)	– 0	–

Total dividends and distributions	(.06)	(.11)	(1.43)	(1.87)	(1.99)	– 0	–

Net asset value, end of period	$ 15.07	$ 13.05	$ 9.14	$ 16.74	$ 17.91	$ 17.64

Total Return
Total investment return based on net asset value(d)	15.97%	44.51	%*	(40.36	)%*	4.14%	14.16%	4.94%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$34,848	$24,411	$12,447	$18,514	$5,211	$64
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10	%(e)	1.10%	1.10%	1.10	%(f)	1.10	%(f)	1.10	%(e)
Expenses, before waivers/reimbursements	1.26	%(e)	1.26%	1.26%	1.23	%(f)	1.28	%(f)	1.40	%(e)
Net investment income(b)	.03	%(e)	.50%	.69%	.48	%(f)	.92	%(f)	.31	%(e)
Portfolio turnover rate	24%	64%	48%	30%	54%	42%

See footnote summary on page 36.

34	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30,	March 1, 2005(h) to November 30, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 13.11	$ 9.20	$ 16.84	$ 17.98	$ 17.66	$ 16.81

Income From Investment Operations
Net investment income(a)(b)	.02	.08	.13	.12	.13	.07
Net realized and unrealized gain (loss) on investment transactions	2.09	3.98	(6.30)	.62	2.18	.78

Net increase (decrease) in net asset value from operations	2.11	4.06	(6.17)	.74	2.31	.85

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.15)	(.11)	(.19)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.36)	(1.69)	(1.99)	– 0	–

Total dividends and distributions	(.09)	(.15)	(1.47)	(1.88)	(1.99)	– 0	–

Net asset value, end of period	$ 15.13	$ 13.11	$ 9.20	$ 16.84	$ 17.98	$ 17.66

Total Return
Total investment return based on net asset value(d)	16.15%	44.86	%*	(40.20	)%*	4.38%	14.46%	5.06%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$166,345	$117,002	$75,045	$133,438	$17,420	$6,738
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85	%(e)	.85%	.85%	.84	%(f)	.85	%(f)	.85	%(e)
Expenses, before waivers/reimbursements	.93	%(e)	.94%	.92%	.85	%(f)	.89	%(f)	1.08	%(e)
Net investment income(b)	.28	%(e)	.78%	.93%	.69	%(f)	.79	%(f)	.59	%(e)
Portfolio turnover rate	24%	64%	48%	30%	54%	42%

See footnote summary on page 36.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	35

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Net of fees and expenses waived by Distributor.

(h)	Commencement of distributions.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2009 and November 30, 2008 by 0.01% and 0.01%, respectively.

See notes to financial statements.

36	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(2), Senior Vice President

James W. MacGregor(2), Vice President

Andrew J. Weiner(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	Management of, and investment decisions for, the Fund’s portfolio are made by the Small/Mid Cap Value Senior Investment Management Team. Messrs. MacGregor, Paul and Weiner are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	37

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein Small/Mid Cap Value Fund (the “Fund”) at a meeting held on May 4-6, 2010.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research

38	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the trustees on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Trust’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	39

owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2010 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 2500 Value Index and the Russell 2500 Index, in each case for the 1-, 3- and 5-year periods ended January 31, 2010 and (in the case of comparisons with the indices) the since inception period (March 2001 inception). The trustees noted that the Fund was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 3-year period and in the 2nd quintile of the Performance Group and the Performance Universe for the 5-year period, and that the Fund outperformed both indices in all periods reviewed. Based on their review, the trustees concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Fund. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Fund. The trustees noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower

40	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

than that in the Fund’s Advisory Agreement. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also reviewed information that indicated that the Fund pays a higher fee rate than certain registered investment companies with an investment style similar to that of the Fund that are sub-advised by the Adviser. The trustees also noted that the Adviser advises a portfolio of another AllianceBernstein fund with an investment style substantially similar to that of the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The expense ratio of the Fund reflected fee waivers and/or expense reimbursements as a result of an applicable expense limitation undertaking by the Adviser. The trustees noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The trustees noted that, at the Fund’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The trustees noted that the Fund’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Fund’s expense ratio was satisfactory.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	41

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

42	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust (the “Trust”) in respect of AllianceBernstein Small/Mid Cap Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Trustees on May 4-6, 2010.

2	Future references to the Fund do not include “AllianceBernstein.”. References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	43

FUND ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/10 ($MIL)	Fund
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$1,217.8	Small/Mid Cap Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $94,467 (0.01% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. In addition, set forth below are the gross expense ratios of the Fund for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio		Fiscal Year End
Small/Mid Cap Value Fund	Advisor Class A Class B Class C Class R Class K Class I	0.85 1.15 1.85 1.85 1.35 1.10 0.85	% % % % % % %	1.06 1.37 2.16 2.11 1.58 1.26 0.94	% % % % % % %	November 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies.

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

44	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.4 In addition to the AllianceBernstein institutional

4	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section §36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	45

fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2010 net assets:5

Fund	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Small/Mid Cap Value Fund	$1,217.8	Small & Mid Cap Value 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum Account Size: $25m	0.566%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.6 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Small/Mid Cap Value Fund	Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG.

46	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationship been applicable to the Fund based on March 31, 2010 net assets and the Fund’s advisory fee:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Small/Mid Cap Value Fund	Client #1	0.50% on 1st $250 million 0.45% on the balance	0.460%	0.750%

	Client #2	0.95% on 1st $25 million 0.75% on next $25 million 0.65% on next $50 million 0.55% on the balance	0.566%	0.750%

	Client #3	0.613% on 1st $150 million 0.495% on the balance	0.510%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that certain sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.7

7	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	47

Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Fund.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[10]	Lipper Exp. Group Median (%)	Rank
Small/Mid Cap Value Fund	0.750	0.797	5/10

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009,

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee would not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements for expense caps that would effectively reduce the actual management fee.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

48	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.12

Fund	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small/Mid Cap Value Fund	1.149	1.388	1/10	1.432	1/45

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship

12	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

13	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	49

between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI received from the Fund $6,040, $2,964,136 and $22,183 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $833,081 in fees from the Fund.14

The Fund may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Fund’s most recently completed fiscal year, the Fund did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from any future business conducted with the Fund will be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also

14

The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. There was no expense offset during the Fund’s most recently completed fiscal year.

50	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,15 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

15	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

16	The Deli study was originally published in 2002 based on 1997 data.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	51

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Fund19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended January 31, 2010.21

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	56.53	43.81	42.88	2/10	8/55
3 year	-3.33	-6.96	-7.46	3/10	7/50
5 year	3.15	2.23	1.46	4/10	10/42

19	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

20	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

52	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)22 versus its benchmark.23 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending January 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Small/Mid Cap Value Fund	56.56	-3.33	3.15	8.82	21.99	0.12	5
Russell 2500 Value Index	40.69	-8.48	0.95	7.04	20.29	0.01	5
Russell 2500 Index	42.74	-6.76	1.58	5.91	20.28	0.04	5
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

22	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

23	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2010.

24	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	53

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Multi-Asset Inflation Strategy

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

54	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	55

NOTES

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NOTES

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	57

NOTES

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NOTES

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	59

NOTES

60	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SMCV-0152-0510

SEMI-ANNUAL REPORT

AllianceBernstein

International Value Fund

May 31, 2010

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 8, 2010

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein International Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2010.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital.

The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal circumstances, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P., the “Adviser”) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund invests in companies that are determined by the Bernstein research unit (“Bernstein”) to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities”, and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

Investment Results

The table on page 4 shows the Fund’s performance compared to the benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, for the six- and 12-month periods ended May 31, 2010.

The Fund’s Class A shares without sales charges underperformed the benchmark for the six-month period ended May 31, 2010 (both the Fund

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	1

and the benchmark posted negative returns for the period). Security selection drove underperformance, particularly in the consumer cyclicals, technology/electronics, industrial commodities and energy sectors. Sector selection was also negative as positive returns from an overweight in the technology sector were more than offset by an underweight in capital equipment and consumer staples. Currency selection was a positive factor during the six-month period.

The Fund’s Class A shares without sales charges advanced but underperformed the benchmark for the 12-month period ended May 31, 2010. Security selection detracted from returns, due in part to stocks within the energy, consumer cyclicals and industrial commodities sectors. Sector selection was also negative as an underweight to the consumer staples sector weighed on the portfolio. Currency selection was a positive factor during the 12-month period.

Market Review and Investment Strategy

The MSCI EAFE Index advanced during the second half of 2009 and into the first quarter of 2010 based on growing evidence that aggressive policy action on a global scale had been successful at staving off a lasting depression. Positive macroeconomic reports, better-than-expected earnings, and increased merger and acquisitions activity also supported markets.

However, investors remained concerned about the pace of economic recovery and signs that the world’s central banks were preparing to unwind emergency liquidity measures. Shares fell sharply in May 2010 as investor risk aversion was reignited by fear of European sovereign debt contagion and China’s continued policy tightening.

2	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be “value” stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. Substantially all of the Fund’s assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Fund may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have significant effect on the Fund’s net asset value. When a Fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. A Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2010	Returns
	6 Months	12 Months
AllianceBernstein International Value Fund
Class A	-12.99%	4.33%

Class B*	-13.28%	3.53%

Class C	-13.34%	3.52%

Advisor Class**	-12.89%	4.57%

Class R**	-13.12%	4.03%

Class K**	-12.95%	4.37%

Class I**	-12.79%	4.84%

MSCI EAFE Index	-11.09%	6.38%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	4.33%	-0.09%
5 Years	-2.12%	-2.97%
Since Inception*	4.62%	4.13%

Class B Shares(a)
1 Year	3.53%	-0.47%
5 Years	-2.84%	-2.84%
Since Inception*	4.00%	4.00%

Class C Shares
1 Year	3.52%	2.52%
5 Years	-2.82%	-2.82%
Since Inception*	3.91%	3.91%

Advisor Class Shares†
1 Year	4.57%	4.57%
5 Years	-1.84%	-1.84%
Since Inception*	4.96%	4.96%

Class R Shares†
1 Year	4.03%	4.03%
5 Years	-2.36%	-2.36%
Since Inception*	2.41%	2.41%

Class K Shares†
1 Year	4.37%	4.37%
5 Years	-2.07%	-2.07%
Since Inception*	-3.29%	-3.29%

Class I Shares†
1 Year	4.84%	4.84%
5 Years	-1.73%	-1.73%
Since Inception*	-2.96%	-2.96%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.29%, 2.07%, 2.02%, 0.99%, 1.48%, 1.18% and 0.80% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2010)
SEC Returns

Class A Shares
1 Year	-1.79%
5 Years	-4.05%
Since Inception*	3.64%

Class B Shares(a)
1 Year	-2.28%
5 Years	-3.93%
Since Inception*	3.51%

Class C Shares
1 Year	0.81%
5 Years	-3.90%
Since Inception*	3.42%

Advisor Class Shares†
1 Year	2.83%
5 Years	-2.92%
Since Inception*	4.47%

Class R Shares†
1 Year	2.27%
5 Years	-3.44%
Since Inception*	1.76%

Class K Shares†
1 Year	2.51%
5 Years	-3.16%
Since Inception*	-3.97%

Class I Shares†
1 Year	2.98%
5 Years	-2.82%
Since Inception*	-3.64%

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2009		Ending Account Value May 31, 2010		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$870.07	$1,018.45	$6.06	$6.54
Class B	$1,000	$1,000	$867.19	$1,014.61	$9.64	$10.40
Class C	$1,000	$1,000	$866.63	$1,014.81	$9.45	$10.20
Advisor Class	$1,000	$1,000	$871.14	$1,019.95	$4.67	$5.04
Class R	$1,000	$1,000	$868.84	$1,017.35	$7.08	$7.64
Class K	$1,000	$1,000	$870.54	$1,018.90	$5.64	$6.09
Class I	$1,000	$1,000	$872.10	$1,020.64	$4.01	$4.33
*	Expenses are equal to the classes’ annualized expense ratios of 1.30%, 2.07%, 2.03%, 1.00%, 1.52%, 1.21% and 0.86%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

May 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,068.3

*	All data are as of May 31, 2010. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represent 2.2% or less in the following countries: Austria, Brazil, Denmark, Finland, Hong Kong, Kazakhstan, New Zealand, Russia, South Africa, Spain and Taiwan.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

May 31, 2010 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	$105,238,290	3.4%
Vodafone Group PLC	103,059,520	3.4
Allianz SE	69,067,304	2.3
Novartis AG	66,116,789	2.2
BP PLC	65,330,347	2.1
AstraZeneca PLC	65,220,744	2.1
Rio Tinto PLC	62,643,826	2.0
Samsung Electronics Co., Ltd.	58,609,525	1.9
BNP Paribas	57,609,250	1.9
E.ON AG	56,091,163	1.8
	$708,986,758	23.1%

*	Long-term investments.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	9

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2010 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.4%
Financials – 23.3%
Capital Markets – 1.4%
Deutsche Bank AG	693,800	$41,284,551

Commercial Banks – 14.8%
Banco do Brasil SA	861,200	12,289,634
Banco Santander SA	1,953,535	19,656,468
Barclays PLC	8,722,500	38,048,684
BNP Paribas	1,016,752	57,609,250
Danske Bank A/S(a)	987,200	19,843,462
Hana Financial Group, Inc.	886,400	22,121,872
KB Financial Group, Inc.	1,202,803	48,674,705
National Australia Bank Ltd.	2,582,900	53,809,741
National Bank of Canada	300,300	16,421,765
Societe Generale(a)	714,415	30,569,283
Sumitomo Mitsui Financial Group, Inc.	1,365,300	40,579,688
Turkiye Garanti Bankasi AS	10,603,600	45,789,657
Turkiye Vakiflar Bankasi Tao – Class D	9,164,200	19,602,320
UniCredit Italiano SpA	13,325,970	27,645,334

		452,661,863

Consumer Finance – 1.3%
ORIX Corp.	518,570	39,523,288

Insurance – 3.1%
Allianz SE	691,345	69,067,304
Muenchener Rueckversicherungs AG (MunichRe)	123,800	15,697,479
Old Mutual PLC	6,213,600	10,179,986

		94,944,769

Real Estate Investment Trusts (REITs) – 0.1%
Klepierre	168,421	4,464,182

Real Estate Management & Development – 2.6%
Lend Lease Group	1,775,400	11,552,225
Mitsui Fudosan Co., Ltd.	2,317,000	35,064,445
New World Development Ltd.	2,609,441	4,177,339
Sumitomo Realty & Development Co., Ltd.	1,704,000	30,272,449

		81,066,458

		713,945,111

Energy – 11.7%
Oil, Gas & Consumable Fuels – 11.7%
BP PLC	9,164,600	65,330,347
EnCana Corp.	395,700	12,193,606
ENI SpA	1,764,400	33,061,524
Gazprom OAO (Sponsored ADR)	1,289,100	26,491,005
KazMunaiGas Exploration Production (GDR)(b)	778,000	16,688,100

10	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Nexen, Inc. (Toronto)	1,884,673	$41,135,442
OMV AG(a)	291,500	9,552,464
Penn West Energy Trust	564,200	10,834,741
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	4,048,078	105,238,290
Suncor Energy, Inc. (Toronto)	1,292,544	39,400,239

		359,925,758

Telecommunication Services – 10.1%
Diversified Telecommunication Services – 6.2%
France Telecom SA	2,092,200	39,548,379
Nippon Telegraph & Telephone Corp.	1,099,100	45,075,195
Telecom Corp. of New Zealand Ltd.	9,526,510	12,189,093
Telecom Italia SpA (ordinary shares)	33,251,300	39,514,686
Telecom Italia SpA (savings shares)	15,850,100	14,735,725
Telefonica SA	1,311,100	24,893,498
Telstra Corp. Ltd.	5,456,600	13,599,196

		189,555,772

Wireless Telecommunication Services – 3.9%
KDDI Corp.	3,906	17,836,000
Vodafone Group PLC	52,029,065	103,059,520

		120,895,520

		310,451,292

Consumer Discretionary – 9.6%
Automobiles – 2.4%
Bayerische Motoren Werke AG	687,700	31,723,872
Nissan Motor Co., Ltd.(a)	5,714,500	41,108,562

		72,832,434

Hotels, Restaurants & Leisure – 0.9%
Thomas Cook Group PLC	4,287,355	12,777,389
TUI Travel PLC	4,322,700	14,772,618

		27,550,007

Household Durables – 2.0%
Sharp Corp.	2,185,000	23,779,462
Sony Corp.	1,201,300	37,015,710

		60,795,172

Leisure Equipment & Products – 0.3%
Namco Bandai Holdings, Inc.	1,107,100	9,910,815

Media – 2.4%
Lagardere SCA	1,082,200	34,292,323
Vivendi SA	1,774,030	38,154,716

		72,447,039

Multiline Retail – 0.3%
Marks & Spencer Group PLC	1,682,100	8,548,879

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 0.9%
Esprit Holdings Ltd.	5,220,902	$29,465,891

Textiles, Apparel & Luxury Goods – 0.4%
Yue Yuen Industrial Holdings Ltd.	4,583,000	13,720,483

		295,270,720

Materials – 8.9%
Chemicals – 0.1%
Koninklijke DSM NV	103,500	4,088,572

Metals & Mining – 8.8%
BHP Billiton Ltd.	715,700	23,217,410
Dowa Holdings Co., Ltd.	1,681,000	8,741,303
Eurasian Natural Resources Corp. PLC	498,200	7,160,033
Hindalco Industries Ltd.	10,867,200	34,880,687
JFE Holdings, Inc.	323,500	10,651,975
Kazakhmys PLC(a)	1,165,300	19,769,193
Mitsubishi Materials Corp.(a)	1,733,000	4,620,667
Rio Tinto PLC	1,365,000	62,643,826
Tata Steel Ltd.	3,461,700	36,381,412
Vale SA (Sponsored ADR) (Local Preference Shares)(a)	340,800	7,855,440
Xstrata PLC	3,676,990	53,380,832

		269,302,778

		273,391,350

Industrials – 8.5%
Aerospace & Defense – 2.6%
BAE Systems PLC	5,585,700	25,897,735
Bombardier, Inc. – Class B	2,634,700	12,242,192
Rolls-Royce Group PLC(a)	4,730,000	40,050,967
Rolls-Royce Group-C Shrs(a)	425,700,000	615,626

		78,806,520

Building Products – 0.5%
Compagnie de St-Gobain	413,800	15,706,320

Construction & Engineering – 0.3%
Bouygues SA	227,500	9,515,596

Industrial Conglomerates – 0.6%
Bidvest Group Ltd.	1,130,998	19,366,107

Machinery – 0.3%
Vallourec SA	48,000	8,790,828

Professional Services – 0.9%
Randstad Holding NV(a)	675,887	27,946,543

12	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Trading Companies & Distributors – 3.3%
ITOCHU Corp.	1,456,000	$11,991,910
Mitsubishi Corp.	2,004,000	45,129,118
Mitsui & Co., Ltd.	2,451,300	35,138,550
Noble Group Ltd.	6,725,815	8,367,999

		100,627,577

		260,759,491

Information Technology – 8.3%
Communications Equipment – 1.8%
Nokia Oyj	5,540,100	55,653,715

Computers & Peripherals – 1.5%
Toshiba Corp.(a)	8,898,000	45,636,126

Electronic Equipment, Instruments & Components – 2.1%
AU Optronics Corp.	39,636,480	38,295,710
Murata Manufacturing Co., Ltd.	549,500	26,699,176

		64,994,886

Semiconductors & Semiconductor Equipment – 2.6%
Hynix Semiconductor, Inc.(a)	207,200	4,420,008
Samsung Electronics Co., Ltd.	90,560	58,609,525
United Microelectronics Corp.(a)	37,661,000	16,857,977

		79,887,510

Software – 0.3%
Konami Corp.	547,000	9,024,645

		255,196,882

Health Care – 7.7%
Health Care Providers & Services – 0.4%
Celesio AG	460,600	11,503,295

Pharmaceuticals – 7.3%
AstraZeneca PLC	1,551,500	65,220,744
Bayer AG	711,400	39,807,940
Novartis AG	1,466,330	66,116,789
Sanofi-Aventis SA	867,982	51,957,721

		223,103,194

		234,606,489

Utilities – 4.4%
Electric Utilities – 3.7%
E.ON AG	1,851,100	56,091,163
EDF SA	517,700	22,665,075
Tokyo Electric Power Co., Inc. (The)	1,418,100	35,116,492

		113,872,730

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Gas Utilities – 0.4%
Tokyo Gas Co., Ltd.	2,216,000	$9,669,992

Multi-Utilities – 0.3%
RWE AG	133,610	9,616,277

		133,158,999

Consumer Staples – 3.9%
Beverages – 1.6%
Asahi Breweries Ltd.	1,400,300	23,298,057
Carlsberg A/S	359,150	27,056,673

		50,354,730

Food & Staples Retailing – 1.3%
Aeon Co., Ltd.	1,322,000	13,635,696
Casino Guichard Perrachon SA	344,700	26,301,463

		39,937,159

Tobacco – 1.0%
Japan Tobacco, Inc.	9,335	29,284,980

		119,576,869

Total Common Stocks (cost $3,519,407,038)		2,956,282,961

SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.18%(c) (cost $49,234,410)	49,234,410	49,234,410

Total Investments – 98.0% (cost $3,568,641,448)		3,005,517,371
Other assets less liabilities – 2.0%		62,786,501

Net Assets – 100.0%		$3,068,303,872

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
FTSE 100 INDEX	217	June 2010	$16,340,686	$16,277,565	$(63,121)
EURO STOXX 50	988	June 2010	30,986,811	31,535,165	548,354

					$485,233

14	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at May 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 6/17/10	43,257	$39,989,799	$36,589,245	$(3,400,554)
Australian Dollar settling 6/17/10	224,404	202,558,271	189,813,740	(12,744,531)
British Pound settling 6/17/10	48,007	74,001,830	69,427,503	(4,574,327)
Canadian Dollar settling 6/17/10	9,709	9,453,104	9,225,308	(227,796)
Euro settling 6/17/10	11,715	15,457,591	14,378,527	(1,079,064)
Euro settling 6/17/10	177,893	220,114,125	218,338,828	(1,775,297)
Euro settling 6/17/10	118,260	150,410,164	145,147,644	(5,262,520)
Euro settling 6/17/10	43,623	58,915,915	53,541,144	(5,374,771)
Japanese Yen settling 6/17/10	16,002,624	172,562,937	176,067,630	3,504,693
Japanese Yen settling 6/17/10	3,024,597	33,811,380	33,277,894	(533,486)
Japanese Yen settling 9/15/10	2,452,680	26,480,820	27,026,277	545,457
Japanese Yen settling 9/15/10	8,188,500	90,618,844	90,229,736	(389,108)
New Zealand Dollar settling 6/17/10	222,481	154,719,962	150,858,604	(3,861,358)
Norwegian Krone settling 6/17/10	144,034	24,270,621	22,189,374	(2,081,247)
Norwegian Krone settling 6/17/10	979,943	164,779,385	150,966,589	(13,812,796)
Swedish Krona settling 6/17/10	1,346,766	188,303,049	171,553,151	(16,749,898)
Swiss Franc settling 6/17/10	80,907	75,212,650	69,821,448	(5,391,202)
Swiss Franc settling 6/17/10	112,446	106,013,124	97,039,102	(8,974,022)

Sale Contracts:
Australian Dollar settling 6/17/10	211,395	188,667,924	178,809,984	9,857,940
Australian Dollar settling 6/17/10	10,757	9,867,073	9,098,886	768,187
Australian Dollar settling 6/17/10	9,939	8,931,285	8,406,975	524,310
Australian Dollar settling 6/17/10	35,570	29,848,210	30,087,141	(238,931)
Australian Dollar settling 9/15/10	38,664	32,108,132	32,366,752	(258,620)
British Pound settling 6/17/10	25,163	39,280,953	36,390,615	2,890,338
British Pound settling 6/17/10	46,951	70,558,902	67,900,321	2,658,581
British Pound settling 9/15/10	12,474	18,464,264	18,043,913	420,351
British Pound settling 9/15/10	37,693	54,521,417	54,523,747	(2,330)
Canadian Dollar settling 6/17/10	113,925	110,865,123	108,249,380	2,615,743
Canadian Dollar settling 6/17/10	23,158	23,156,611	22,004,294	1,152,317
Euro settling 6/17/10	324,309	440,382,434	398,044,031	42,338,403
Euro settling 6/17/10	93,841	128,974,132	115,176,729	13,797,403
Euro settling 9/15/10	11,424	14,357,683	14,035,286	322,397
Japanese Yen settling 6/17/10	3,024,597	32,699,406	33,277,894	(578,488)
Japanese Yen settling 6/17/10	16,002,624	173,006,952	176,067,630	(3,060,678)
New Zealand Dollar settling 6/17/10	151,513	108,717,850	102,737,041	5,980,809
New Zealand Dollar settling 6/17/10	51,912	36,899,569	35,200,183	1,699,386
New Zealand Dollar settling 6/17/10	19,056	13,539,669	12,921,380	618,289
Norwegian Krone settling 6/17/10	98,557	15,975,653	15,183,346	792,307
Norwegian Krone settling 6/17/10	506,950	77,765,710	78,098,943	(333,233)
Swedish Krona settling 6/17/10	92,948	12,258,275	11,839,861	418,414
Swedish Krona settling 6/17/10	607,431	76,815,032	77,375,507	(560,475)
Swiss Franc settling 6/17/10	64,647	58,364,631	55,789,328	2,575,303
Swiss Franc settling 6/17/10	10,245	9,430,923	8,841,272	589,651
Swiss Franc settling 6/17/10	100,995	87,093,937	87,157,072	(63,135)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	15

Portfolio of Investments

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2010, the market value of this security amounted to $16,688,100 or 0.5% of net assets.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depository Receipt

GDR – Global Depository Receipt

See notes to financial statements.

16	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2010 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,519,407,038)	$2,956,282,961
Affiliated issuers (cost $49,234,410)	49,234,410
Cash	3,773,665 (a)
Foreign currencies, at value (cost $24,395,598)	24,494,719
Unrealized appreciation of forward currency exchange contracts	94,070,279
Receivable for investment securities sold and foreign currency transactions	40,086,944
Dividends and interest receivable	14,960,054
Receivable for shares of beneficial interest sold	6,934,367

Total assets	3,189,837,399

Liabilities
Unrealized depreciation of forward currency exchange contracts	91,327,867
Payable for shares of beneficial interest redeemed	13,331,414
Payable for investment securities purchased and foreign currency transactions	12,688,305
Advisory fee payable	1,907,226
Distribution fee payable	629,312
Transfer Agent fee payable	379,757
Payable for variation margin on futures contracts	72,745
Administrative fee payable	12,934
Accrued expenses	1,183,967

Total liabilities	121,533,527

Net Assets	$3,068,303,872

Composition of Net Assets
Paid-in capital	$8,015,541,342
Undistributed net investment income	22,992,678
Accumulated net realized loss on investment and foreign currency transactions	(4,410,464,350)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(559,765,798)

$3,068,303,872

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,169,380,711	100,468,157	$11.64	*

B	$62,336,624	5,512,756	$11.31

C	$260,543,656	23,011,076	$11.32

Advisor	$1,006,089,404	84,729,079	$11.87

R	$77,225,344	6,666,533	$11.58

K	$131,981,620	11,383,427	$11.59

I	$360,746,513	30,785,224	$11.72

(a)	An amount of $3,773,665 has been segregated to collateralize margin requirements for open futures contracts outstanding at May 31, 2010.
*	The maximum offering price per share for Class A shares was $12.16 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	17

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2010 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $7,688,919)	$60,970,425
Affiliated issuers	33,821	$61,004,246

Expenses
Advisory fee (see Note B)	13,954,445
Distribution fee—Class A	2,316,876
Distribution fee—Class B	397,707
Distribution fee—Class C	1,641,958
Distribution fee—Class R	242,491
Distribution fee—Class K	196,100
Transfer agency—Class A	1,819,590
Transfer agency—Class B	121,318
Transfer agency—Class C	433,050
Transfer agency—Advisor Class	1,388,712
Transfer agency—Class R	126,095
Transfer agency—Class K	156,880
Transfer agency—Class I	255,394
Printing	430,969
Custodian	284,866
Registration fees	96,152
Administrative	40,576
Audit	28,869
Trustees’ fees	25,152
Legal	24,689
Miscellaneous	63,238

Total expenses		24,045,127

Net investment income		36,959,119

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(88,920,122)
Futures contracts		(191,806)
Foreign currency transactions		40,161,443
Net change in unrealized appreciation/depreciation of:
Investments		(460,049,552)
Futures contracts		1,184,881
Foreign currency denominated assets and liabilities		(4,303,043)

Net loss on investment and foreign currency transactions		(512,118,199)

Net Decrease in Net Assets from Operations		$(475,159,080)

See notes to financial statements.

18	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$36,959,119	$86,167,442
Net realized loss on investment and foreign currency transactions	(48,950,485)	(3,837,596,990)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(463,167,714)	5,089,404,551
Contributions from Adviser (see Note B)	– 0	–	710,079

Net increase (decrease) in net assets from operations	(475,159,080)	1,338,685,082
Dividends to Shareholders from
Net investment income
Class A	(22,626,579)	– 0	–
Class B	(510,933)	– 0	–
Class C	(2,090,325)	– 0	–
Advisor Class	(18,193,755)	– 0	–
Class R	(634,368)	– 0	–
Class K	(2,259,714)	– 0	–
Class I	(9,954,364)	– 0	–
Transactions in Shares of Beneficial Interest
Net decrease	(720,214,346)	(2,062,148,281)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	1,387,814	307,068

Total decrease	(1,250,255,650)	(723,156,131)
Net Assets
Beginning of period	4,318,559,522	5,041,715,653

End of period (including undistributed net investment income of $22,992,678 and $42,303,597, respectively)	$3,068,303,872	$4,318,559,522

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	19

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2010 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein International Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

20	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note A.2).

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	21

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2010:

Investments in Securities	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks
Financials	$28,711,399	$685,233,712		$—	$713,945,111
Energy	120,252,128	239,673,630		—	359,925,758
Telecommunication Services	—	310,451,292		—	310,451,292
Consumer Discretionary	—	295,270,720		—	295,270,720
Materials	7,855,440	265,535,910		—	273,391,350
Industrials	12,242,192	247,901,673		615,626	260,759,491
Information Technology	—	255,196,882		—	255,196,882
Health Care	—	234,606,489		—	234,606,489
Utilities	—	133,158,999		—	133,158,999
Consumer Staples	—	119,576,869		—	119,576,869
Short-Term Investments	49,234,410	—		—	49,234,410

Total Investments in Securities	218,295,569	2,786,606,176	+	615,626	3,005,517,371
Other Financial Instruments*:
Assets	548,354	94,070,279		—	94,618,633
Liabilities	(63,121)	(91,327,867)		—	(91,390,988)

Total	$218,780,802	$2,789,348,588		$615,626	$3,008,745,016

22	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Rights	Industrials	Total
Balance as of 11/30/09	$5	$—	$5
Accrued discounts /premiums	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation/depreciation	(5)	(40,037)	(40,042)
Net purchases (sales)	—	655,663	655,663
Net transfers in and/or out of Level 3	—	—	—

Balance as of 05/31/10	$—	615,626	$615,626

Net change in unrealized appreciation/depreciation from Investments held as of 05/31/10*	$(5)	(40,037)	$(40,042)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	23

Notes to Financial Statements

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of

24	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20%, 1.90%, 1.90%, .90%, 1.40%, 1.15% and .90% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps expired on January 1, 2009.

During the year ended November 30, 2009, the Adviser reimbursed the Fund $710,079 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2010, such fee amounted to $40,576.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,143,144 for the six months ended May 31, 2010.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $6,279 from the sale of Class A shares and received $13,414, $59,092 and $7,592 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2010.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. — Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2010 is as follows:

Market Value November 30, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2010 (000)	Dividend Income (000)
$ 18,549	$862,862	$832,177	$49,234	$34

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	25

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the six months ended May 31, 2010 amounted to $2,427,494, of which $0 and $59,168, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $2,496,878, $5,784,692, $1,817,457, and $1,985,714 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$828,265,669		$1,613,726,638
U.S. government securities	– 0	–	– 0	–

26	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$162,791,744
Gross unrealized depreciation	(725,915,821)

Net unrealized depreciation	$(563,124,077)

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures Contracts

The Fund may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	27

Notes to Financial Statements

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

At May 31, 2010, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$94,070,279		Unrealized depreciation of forward currency exchange contracts	$91,327,867

Equity contracts	Receivable for variation margin on futures contracts	485,233	*

Total		$94,555,512			$91,327,867

28	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended May 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$46,248,200	$(4,135,189)

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(191,806)	1,184,881

Total		$46,056,394	$(2,950,308)

For the six months ended May 31, 2010, the average monthly principal amount of foreign currency exchange contracts was $2,708,841,250 and average monthly original value of futures contracts was $47,870,515.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	29

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30, 2009		Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30, 2009

Class A
Shares sold	9,535,246	51,867,176		$127,279,143	$530,919,365

Shares issued in reinvestment of dividends	1,525,300	– 0	–	20,454,276	– 0	–

Shares converted from Class B	236,006	638,981		3,051,296	6,935,468

Shares redeemed	(44,446,799)	(135,431,011)		(582,847,790)	(1,410,379,699)

Net decrease	(33,150,247)	(82,924,854)		$(432,063,075)	$(872,524,866)

Class B
Shares sold	85,035	241,405		$1,114,952	$2,514,121

Shares issued in reinvestment of dividends	31,668	– 0	–	413,902	– 0	–

Shares converted to Class A	(242,627)	(657,059)		(3,051,296)	(6,935,468)

Shares redeemed	(1,027,815)	(2,817,091)		(13,241,207)	(28,449,393)

Net decrease	(1,153,739)	(3,232,745)		$(14,763,649)	$(32,870,740)

Class C
Shares sold	920,045	2,558,491		$11,980,502	$26,709,464

Shares issued in reinvestment of dividends	110,382	– 0	–	1,444,906	– 0	–

Shares redeemed	(5,345,021)	(19,112,966)		(69,001,719)	(192,169,578)

Net decrease	(4,314,594)	(16,554,475)		$(55,576,311)	$(165,460,114)

Advisor Class
Shares sold	20,215,154	31,251,123		$264,591,129	$327,923,758

Shares issued in reinvestment of dividends	1,139,304	– 0	–	15,574,289	– 0	–

Shares redeemed	(23,009,121)	(87,173,376)		(313,590,844)	(900,260,931)

Net decrease	(1,654,663)	(55,922,253)		$(33,425,426)	$(572,337,173)

Class R
Shares sold	1,021,562	7,480,453		$13,532,296	$76,933,180

Shares issued in reinvestment of dividends	39,703	– 0	–	530,425	– 0	–

Shares redeemed	(2,350,632)	(17,818,545)		(30,920,113)	(207,310,038)

Net decrease	(1,289,367)	(10,338,092)		$(16,857,392)	$(130,376,858)

30	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

	Shares			Amount
	Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30, 2009		Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30, 2009

Class K
Shares sold	1,071,230	4,051,591		$14,278,600	$42,625,464

Shares issued in reinvestment of dividends	169,141	– 0	–	2,259,713	– 0	–

Shares redeemed	(3,482,656)	(7,209,683)		(46,991,040)	(79,378,635)

Net decrease	(2,242,285)	(3,158,092)		$(30,452,727)	$(36,753,171)

Class I
Shares sold	3,658,887	10,851,253		$48,957,853	$116,073,009

Shares issued in reinvestment of dividends	705,400	– 0	–	9,508,792	– 0	–

Shares redeemed	(15,690,157)	(34,929,705)		(195,542,411)	(367,898,368)

Net decrease	(11,325,870)	(24,078,452)		$(137,075,766)	$(251,825,359)

For the six months ended May 31, 2010 and the year ended November 30, 2009, the Fund received $1,387,814 and $307,068, respectively, related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. These amounts are presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	31

Notes to Financial Statements

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2010.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2010 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2009 and November 30, 2008 were as follows:

	2009			2008
Distributions paid from:
Ordinary income	$	– 0	–	$246,454,041
Long-term capital gains		– 0	–	530,964,760

Total taxable distributions		– 0	–	777,418,801

Total distributions paid	$	– 0	–	$777,418,801

As of November 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$55,428,545
Accumulated capital and other losses	(4,265,862,028	)(a)
Unrealized appreciation/(depreciation)	(205,374,869	)(b)

Total accumulated earnings/(deficit)	$(4,415,808,352)

(a)	On November 30, 2009, the Fund had a net capital loss carryforward for federal income tax purposes of $4,265,862,028 of which $910,262,011 expires in the year 2016 and

32	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

$3,355,600,017 expires in the year 2017. The Fund had capital loss carryforwards of $24,027,449 expire in the fiscal year ended November 30, 2009. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments and the tax treatment of Passive Foreign Investment Companies (“PFICs”).

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been submitted for court approval. The settlement amount ($30 million), which the Adviser previously accrued and

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	33

Notes to Financial Statements

disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

34	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 13.55	$ 9.78	$ 24.18	$ 23.05	$ 18.10	$ 16.22

Income From Investment Operations
Net investment income(a)	.11	.20	(b)	.45	.50	.39	(b)	.26	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.85)	3.57	(13.46)	2.18	5.80	2.15
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.74)	3.77	(13.01)	2.68	6.19	2.41

Less: Dividends and Distributions
Dividends from net investment income	(.17)	– 0	–	(.34)	(.40)	(.23)	(.17)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.05)	(1.15)	(1.01)	(.36)

Total dividends and distributions	(.17)	– 0	–	(1.39)	(1.55)	(1.24)	(.53)

Net asset value, end of period	$ 11.64	$ 13.55	$ 9.78	$ 24.18	$ 23.05	$ 18.10

Total Return
Total investment return based on net asset value(d)	(12.99)%	38.55	%*	(56.98)%	12.23%	36.20%	15.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,169,381	$1,809,964	$2,118,101	$6,056,019	$3,285,006	$1,262,495
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.30	%(e)	1.27%	1.14%	1.11%	1.19	%(f)	1.20%
Expenses, before waivers/reimbursements	1.30	%(e)	1.29%	1.14%	1.11%	1.19	%(f)	1.37%
Net investment income	1.71	%(e)	1.89	%(b)	2.45%	2.11%	1.92	%(b)(f)	1.57	%(b)
Portfolio turnover rate	22%	48%	38%	21%	23%	26%

See footnote summary on page 42.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 13.12	$ 9.55	$ 23.65	$ 22.63	$ 17.81	$ 15.99

Income From Investment Operations
Net investment income(a)	.07	.12	(b)	.30	.30	.25	(b)	.16	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.80)	3.45	(13.16)	2.16	5.70	2.11
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.73)	3.57	(12.86)	2.46	5.95	2.27

Less: Dividends and Distributions
Dividends from net investment income	(.08)	– 0	–	(.19)	(.29)	(.12)	(.09)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.05)	(1.15)	(1.01)	(.36)

Total dividends and distributions	(.08)	– 0	–	(1.24)	(1.44)	(1.13)	(.45)

Net asset value, end of period	$ 11.31	$ 13.12	$ 9.55	$ 23.65	$ 22.63	$ 17.81

Total Return
Total investment return based on net asset value(d)	(13.28)%	37.38	%*	(57.30)%	11.38%	35.22%	14.52%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$62,337	$87,475	$94,538	$331,999	$302,072	$192,192
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.07	%(e)	2.04%	1.88%	1.84%	1.90	%(f)	1.90%
Expenses, before waivers/reimbursements	2.07	%(e)	2.07%	1.88%	1.84%	1.90	%(f)	2.09%
Net investment income	1.04	%(e)	1.10	%(b)	1.66%	1.30%	1.22	%(b)(f)	.98	%(b)
Portfolio turnover rate	22%	48%	38%	21%	23%	26%

See footnote summary on page 42.

36	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 13.14	$ 9.56	$ 23.66	$ 22.63	$ 17.81	$ 15.99

Income From Investment Operations
Net investment income(a)	.07	.12	(b)	.32	.33	.25	(b)	.16	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.81)	3.46	(13.18)	2.14	5.70	2.11
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.74)	3.58	(12.86)	2.47	5.95	2.27

Less: Dividends and Distributions
Dividends from net investment income	(.08)	– 0	–	(.19)	(.29)	(.12)	(.09)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.05)	(1.15)	(1.01)	(.36)

Total dividends and distributions	(.08)	– 0	–	(1.24)	(1.44)	(1.13)	(.45)

Net asset value, end of period	$ 11.32	$ 13.14	$ 9.56	$ 23.66	$ 22.63	$ 17.81

Total Return
Total investment return based on net asset value(d)	(13.34)%	37.45	%*	(57.27)%	11.43%	35.22%	14.52%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$260,544	$358,950	$419,340	$1,373,558	$775,322	$315,390
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.03	%(e)	2.00%	1.86%	1.82%	1.89	%(f)	1.90%
Expenses, before waivers/reimbursements	2.03	%(e)	2.02%	1.86%	1.82%	1.89	%(f)	2.07%
Net investment income	1.09	%(e)	1.13	%(b)	1.72%	1.40%	1.22	%(b)(f)	.95	%(b)
Portfolio turnover rate	22%	48%	38%	21%	23%	26%

See footnote summary on page 42.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	37

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 13.84	$ 9.96	$ 24.60	$ 23.41	$ 18.34	$ 16.41

Income From Investment Operations
Net investment income(a)	.15	.24	(b)	.52	.58	.46	(b)	.37	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.90)	3.64	(13.71)	2.20	5.89	2.12
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.75)	3.88	(13.19)	2.78	6.35	2.49

Less: Dividends and Distributions
Dividends from net investment income	(.22)	– 0	–	(.40)	(.44)	(.27)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.05)	(1.15)	(1.01)	(.36)

Total dividends and distributions	(.22)	– 0	–	(1.45)	(1.59)	(1.28)	(.56)

Net asset value, end of period	$ 11.87	$ 13.84	$ 9.96	$ 24.60	$ 23.41	$ 18.34

Total Return
Total investment return based on net asset value(d)	(12.89)%	38.96	%*	(56.87)%	12.52%	36.65%	15.66%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,006,089	$1,195,544	$1,417,977	$3,704,600	$1,851,774	$712,775
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.00	%(e)	.97%	.84%	.82%	.89	%(f)	.90%
Expenses, before waivers/reimbursements	1.00	%(e)	.99%	.84%	.82%	.89	%(f)	1.04%
Net investment income	2.25	%(e)	2.14	%(b)	2.77%	2.41%	2.21	%(b)(f)	2.21	%(b)
Portfolio turnover rate	22%	48%	38%	21%	23%	26%

See footnote summary on page 42.

38	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2010 (unaudited)		Year Ended November 30,
			2009		2008		2007		2006		2005

Net asset value, beginning of period	$ 13.41		$ 9.70		$ 24.02		$ 22.98		$ 18.09		$ 16.23

Income From Investment Operations
Net investment income(a)	.11		.20	(b)	.35	(b)	.45	(b)	.30	(b)	.22	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.86)		3.51		(13.30)		2.15		5.83		2.16
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.75)		3.71		(12.95)		2.60		6.13		2.38

Less: Dividends and Distributions
Dividends from net investment income	(.08)		– 0	–	(.32)		(.41)		(.23)		(.16)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.05)		(1.15)		(1.01)		(.36)

Total dividends and distributions	(.08)		– 0	–	(1.37)		(1.56)		(1.24)		(.52)

Net asset value, end of period	$ 11.58		$ 13.41		$ 9.70		$ 24.02		$ 22.98		$ 18.09

Total Return
Total investment return based on net asset value(d)	(13.12)%		38.25	%*	(57.08)%		11.88%		35.87%		15.09%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$77,225		$106,675		$177,471		$165,221		$44,196		$4,115
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.52	%(e)	1.47%		1.40%		1.40%		1.40	%(f)	1.40%
Expenses, before waivers/reimbursements	1.52	%(e)	1.48%		1.46%		1.41%		1.50	%(f)	1.66%
Net investment income	1.62	%(e)	1.78	%(b)	2.10	%(b)	1.89	%(b)	1.47	%(b)(f)	1.30	%(b)
Portfolio turnover rate	22%		48%		38%		21%		23%		26%

See footnote summary on page 42.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	39

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30,	March 1, 2005(g) to November 30, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 13.50	$ 9.74	$ 24.10	$ 23.02	$ 18.11	$ 17.14

Income From Investment Operations
Net investment income(a)	.13	.22	(b)	.46	(b)	.53	.27	(b)	.11	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.85)	3.54	(13.41)	2.15	5.93	.86
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.72)	3.76	(12.95)	2.68	6.20	.97

Less: Dividends and Distributions
Dividends from net investment income	(.19)	– 0	–	(.36)	(.45)	(.28)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.05)	(1.15)	(1.01)	– 0	–

Total dividends and distributions	(.19)	– 0	–	(1.41)	(1.60)	(1.29)	– 0	–

Net asset value, end of period	$ 11.59	$ 13.50	$ 9.74	$ 24.10	$ 23.02	$ 18.11

Total Return
Total investment return based on net asset value(d)	(12.95)%	38.60	%*	(56.97)%	12.24%	36.30%	5.66%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$131,982	$183,997	$163,512	$340,196	$72,884	$106
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.21	%(e)	1.17%	1.15%	1.10%	1.13	%(f)	1.15	%(e)
Expenses, before waivers/reimbursements	1.21	%(e)	1.18%	1.16%	1.10%	1.13	%(f)	1.42	%(e)
Net investment income	1.98	%(e)	2.02	%(b)	2.50	%(b)	2.19%	1.40	%(b)(f)	1.07	%(b)(e)
Portfolio turnover rate	22%	48%	38%	21%	23%	26%

See footnote summary on page 42.

40	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30,	March 1, 2005(g) to November 30, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 13.68	$ 9.83	$ 24.28	$ 23.12	$ 18.14	$ 17.14

Income From Investment Operations
Net investment income(a)	.15	.25	.54	.58	.47	(b)	.09	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.87)	3.60	(13.52)	2.18	5.81	.91
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.72)	3.85	(12.98)	2.76	6.28	1.00

Less: Dividends and Distributions
Dividends from net investment income	(.24)	– 0	–	(.42)	(.45)	(.29)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.05)	(1.15)	(1.01)	– 0	–

Total dividends and distributions	(.24)	– 0	–	(1.47)	(1.60)	(1.30)	– 0	–

Net asset value, end of period	$ 11.72	$ 13.68	$ 9.83	$ 24.28	$ 23.12	$ 18.14

Total Return
Total investment return based on net asset value(d)	(12.79)%	39.17	%*	(56.81)%	12.60%	36.73%	5.83%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$360,746	$575,955	$650,777	$1,415,575	$638,419	$180,185
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.86	%(e)	.80%	.76%	.75%	.82	%(f)	.90	%(e)
Expenses, before waivers/reimbursements	.86	%(e)	.80%	.76%	.75%	.82	%(f)	1.00	%(e)
Net investment income	2.28	%(e)	2.31%	2.93%	2.43%	2.27	%(b)(f)	.75	%(b)(e)
Portfolio turnover rate	22%	48%	38%	21%	23%	26%

See footnote summary on page 42.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	41

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Commencement of distributions.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended November 30, 2009 by 0.02%.

See notes to financial statements.

42	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Sharon E. Fay(2), Senior Vice President

Kevin F. Simms(2), Senior Vice President

Henry S. D’Auria(2), Vice President

Eric J. Franco(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the International Value Senior Investment Management Team. Ms. Fay and Messrs. D’Auria, Franco and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	43

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein International Value Fund (the “Fund”) at a meeting held on May 4-6, 2010.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research

44	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the trustees on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Trust’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	45

owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2010 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International Europe, Australasia and Far East Index (Net) (the “Index”), in each case for the 1-, 3- and 5-year periods ended January 31, 2010 and (in the case of comparisons with the Index) the since inception period (March 2001 inception). The trustees noted that the Fund was in the 1st quintile of the Performance Universe for the 1-year period and in the 5th quintile of the Performance Universe for the 3- and 5-year periods, and that the Fund outperformed the Index in the 1-year and the since inception periods and underperformed the Index in the 3- and 5-year periods. Based on their review and their discussion with the Adviser of the reasons for the Fund’s performance, as well as the improvement in relative performance ranking in the 1-year period, the trustees concluded that the Fund’s performance was acceptable. The trustees determined to continue to closely monitor the Fund’s performance.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Fund. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Fund. The trustees noted that the institutional fee schedule had breakpoints at lower asset levels than those in the

46	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower than that in the Fund’s Advisory Agreement. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also reviewed information provided by the Adviser that indicated that the Fund pays a higher fee rate than certain registered investment companies with an investment style substantially similar to that of the Fund that are sub-advised by the Adviser. The trustees also noted that the Adviser advises a portfolio of another AllianceBernstein fund with an investment style substantially similar to that of the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The trustees noted that because of the small number of funds in the Fund’s Lipper category, at the request of the Adviser and the Trust’s Senior Officer, Lipper had expanded the Expense Group of the Fund to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Fund had also been expanded by Lipper pursuant to Lipper’s standard guidelines and not at the request of the Adviser or the Fund’s Senior Officer. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The trustees noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The trustees noted that, at the Fund’s current size, its contractual effective advisory fee rate of 71.4 basis points, plus the 0.2 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The trustees noted that the Fund’s total expense ratio

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	47

was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were in excess of the first breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the effect of the breakpoints and would be further reduced to the extent the net assets of the Fund increase further. The trustees also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s breakpoint arrangements were acceptable and were resulting in a sharing of economies of scale.

48	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein International Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Trustees on May 4-6, 2010.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	49

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/10 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$3,930.6	International Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $96,778 (0.002% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios, for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year End
International Value Fund	Advisor Class A Class B Class C Class R Class K Class I	0.99 1.29 2.07 2.02 1.48 1.18 0.80	% % % % % % %	November 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel,

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

50	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee

4	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9,559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section §36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	51

of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2010 net assets:5

Fund	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
International Value Fund[6]	$3,930.6	International Value 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum Account Size: $25m	0.405%	0.714%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a similar investment style as the Fund.7 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
International Value Fund	International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.714%	0.714%

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	The Fund is similar to the institutional account but has a higher exposure to emerging markets equity securities.

7	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

52	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ITM Mutual Fund	Fee[8]
International Value Fund	Bernstein Kokusai Strategic Value[9]	0.95% on first ¥1 billion 0.85% on next ¥1.5 billion 0.75% on next ¥2.5 billion 0.60% on next ¥5 billion 0.50% thereafter

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Fund had the fee schedule of the sub-advisory relationships been applicable to the Fund based on March 31, 2010 net assets and the Fund’s advisory fee:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
International Value Fund	Client # 1	0.65% on 1st $75 million 0.50% on next $25 million 0.40% on next $200 million 0.35% on next $450 million 0.30% thereafter	0.319%	0.714%

	Client # 2[10],[11]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.489%	0.714%

	Client # 3[11]	0.60% of average daily net assets	0.600%	0.714%

	Client # 4	0.765 % on 1st $10 million 0.675% on next $15 million 0.54% on next $25 million 0.45% on next $50 million 0.36% on the balance	0.365%	0.714%

8	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on March 1, 2010 by Reuters was ¥93.49 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $10.3 million.

9	This ITM fund is privately placed or institutional.

10	Assets are aggregated with other similar managed accounts of the client for purposes of calculating the investment advisory fee.

11	The client is an affiliate of the Adviser.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	53

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
	Client # 5	0.50% of average daily net assets	0.500%	0.714%

	Client # 6	0.22% on 1st $1 billion 0.18% on next $1.5 billion 0.16% thereafter +/- Performance Fee[12]	0.183%[13]	0.714%

	Client # 7	0.60% on 1st $50 million 0.40% on next $50 million 0.30% on next $300 million 0.25% thereafter	0.260%	0.714%

	Client # 8[10]	0.50% on 1st $100 million 0.46% on next $300 million 0.41% thereafter	0.416%	0.717%

	Client # 9[10]	0.72% on 1st $25 million 0.54% on next $25 million 0.45% on next $50 million 0.36% on the balance	0.365%	0.714%

	Client # 10	0.36% of average daily net assets	0.360%	0.714%

	Client # 11	0.35% on 1st $1 billion 0.30% on next $1 billion 0.25% thereafter	0.288%	0.714%

	Client # 12	0.35% on 1st $1 billion 0.325% on the balance	0.331%	0.750%

	Client # 13	0.45% on 1st $200 million 0.36% on next $300 million 0.32% thereafter	0.330%	0.714%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

12	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark over a 60 month rolling period. The performance adjustment factor can range from -60% to +60% of the base fee.

13	The calculation excludes the performance fee.

54	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

While it appears that certain sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.14 Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)15 at the approximate current asset level of the Fund.16

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior

14	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

15	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

16	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	55

Officer and the Adviser, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[17]	Lipper Exp. Group Median (%)	Rank
International Value Fund[18]	0.714	0.761	4/10

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.19 A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.20

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.21

Fund	Expense Ratio (%)[22]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Value Fund[23]	1.268	1.325	3/10	1.500	17/139

17	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

18	The Fund’s EG includes the Fund, three International Large Cap Core Funds (“ILCC”), two International Multi-Cap Value Funds (“IMLV”), two International Multi-Cap Growth Funds (“IMLG”) and two International Large Cap Growth Funds (“ILCG”).

19	It should be noted that the expansion of the Fund’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

20	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

21	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

22	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

23	The Fund’s EU includes the Fund, EG and all other ILCC, IMLV, IMLG and ILCG, excluding outliers.

56	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI received from the Fund $12,055, $11,358,783 and $355,785 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	57

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $3,275,960 in fees from the Fund.24

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,25 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli26 study on advisory fees and various fund

24	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. There was no expense offset during the Fund’s most recently completed fiscal year.

25	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

26	The Deli study was originally published in 2002 based on 1997 data.

58	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

characteristics.27 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.28 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Fund29 relative to its Lipper Performance Universe (“PU”)30 for the periods ended January 31, 2010.31

	Fund Return (%)	PU Median (%)	PU Rank
1 year	45.16	38.41	4/23
3 year	-14.78	-9.64	18/18
5 year	-0.51	1.82	11/13

27	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

28	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

29	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

30	The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

31	Note that the current Lipper investment classification/objective dictates the PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	59

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)32 versus its benchmark.33 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.34

	Periods Ending January 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
International Value Fund	45.16	-14.78	-0.51	5.99	23.76	-0.02	5
MSCI EAFE Index (Net)	39.68	-7.65	2.99	4.27	19.56	0.10	5
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

32	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

33	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2010.

34	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

60	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Multi-Asset Inflation Strategy

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	61

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IV-0152-0510

SEMI-ANNUAL REPORT

AllianceBernstein

Value Fund

May 31, 2010

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 19, 2010

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2010.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital.

The Fund invests primarily in a diversified portfolio of equity securities of US companies, generally representing approximately 95-150 companies, with relatively large market capitalizations that AllianceBernstein L.P. (the “Adviser”) believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser’s Bernstein unit (“Bernstein”). The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

Bernstein’s research staff of company and industry analysts covers a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000 Value Index. The Fund may invest in secu-

rities of non-US issuers and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 4 shows the Fund’s performance compared to the benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended May 31, 2010.

The Fund’s Class A shares without sales charges gained but underperformed the benchmark for the six-month period ended May 31, 2010. Underperformance was primarily due to negative security selection, especially within the financial and technology sectors. On the positive side, overweights in consumer cyclicals and technology and underweights in utilities and energy contributed to relative returns.

The Fund’s Class A shares without sales charges gained but underperformed the benchmark for the 12-month period ended May 31, 2010. Underperformance was caused primarily by negative security selection, particularly within finance and technology. An overweight in consumer cyclicals and an underweight in utilities contributed positively to relative returns.

Market Review and Investment Strategy

Risk assets extended their rally through a third straight quarter at the close of 2009, as investors drew con-

ALLIANCEBERNSTEIN VALUE FUND •	1

fidence from increasing signs that the global economic recovery was gaining in strength. In 2010, despite generally positive fundamental and macroeconomic data, global equities have been pressured by concerns related to the durability of the global economic recovery. In May, risk aversion rose sharply, reflecting apprehension about sovereign debt risks in Europe, regulatory uncertainties and moderating growth expectations in China.

The Fund’s US Value Senior Investment Management Team (the “Team”) continues to evaluate the balance of cyclical and stable holdings in the portfolios it manages. As many of the Fund’s more cyclical holdings have outperformed over recent months, the Team’s stock research has started to uncover increasing numbers of attractively valued companies with strong cash flows and more stable earnings. As the normalization process unfolds, the Team will, as always, rely on its research to analyze the risks and company-specific controversies that arise along the way, and to identify the investment opportunities these controversies create.

2	• ALLIANCEBERNSTEIN VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Because the Fund can invest in foreign securities, it includes risks not associated with funds that invest primarily in US issues, including magnified fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. To the extent that the Fund invests a substantial amount of its assets in a particular country, an investment in the Fund has the risk that market changes or other factors affecting that country may have a more significant effect on the Fund’s net asset value. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2010	Returns
	6 Months	12 Months
AllianceBernstein Value Fund*
Class A	0.62%	19.39%

Class B**	0.38%	19.13%

Class C	0.13%	18.48%

Advisor Class†	0.67%	19.54%

Class R†	0.37%	18.82%

Class K†	0.59%	19.28%

Class I†	0.78%	19.83%

Russell 1000 Value Index	2.32%	22.98%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six- and 12-month periods ended May 31, 2010 by 0.02% and 0.02%, respectively.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	19.39%	14.30%
5 Years	-3.39%	-4.23%
Since Inception*	1.17%	0.70%

Class B Shares
1 Year	19.13%	15.13%
5 Years	-3.54%	-3.54%
Since Inception*(a)	0.78%	0.78%

Class C Shares
1 Year	18.48%	17.48%
5 Years	-4.13%	-4.13%
Since Inception*	0.43%	0.43%

Advisor Class Shares†
1 Year	19.54%	19.54%
5 Years	-3.14%	-3.14%
Since Inception*	1.47%	1.47%

Class R Shares†
1 Year	18.82%	18.82%
5 Years	-3.71%	-3.71%
Since Inception*	-0.19%	-0.19%

Class K Shares†
1 Year	19.28%	19.28%
5 Years	-3.37%	-3.37%
Since Inception*	-3.58%	-3.58%

Class I Shares†
1 Year	19.83%	19.83%
5 Years	-3.07%	-3.07%
Since Inception*	-3.29%	-3.29%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.12%, 1.91%, 1.85%, 0.81%, 1.38%, 1.08% and 0.69% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R Shares; and 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2010)
SEC Returns

Class A Shares
1 Year	7.70%
5 Years	-5.83%
Since Inception*	-0.12%

Class B Shares
1 Year	8.28%
5 Years	-5.15%
Since Inception*(a)	-0.04%

Class C Shares
1 Year	10.65%
5 Years	-5.72%
Since Inception*	-0.37%

Advisor Class Shares†
1 Year	12.70%
5 Years	-4.76%
Since Inception*	0.65%

Class R Shares†
1 Year	12.09%
5 Years	-5.33%
Since Inception*	-1.30%

Class K Shares†
1 Year	12.34%
5 Years	-5.01%
Since Inception*	-4.86%

Class I Shares†
1 Year	12.75%
5 Years	-4.70%
Since Inception*	-4.57%

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R Shares; and 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN VALUE FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2009		Ending Account Value May 31, 2010		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,006.20	$1,019.35	$5.60	$5.64
Class B	$1,000	$1,000	$1,003.77	$1,018.95	$5.99	$6.04
Class C	$1,000	$1,000	$1,001.31	$1,015.76	$9.18	$9.25
Advisor Class	$1,000	$1,000	$1,006.74	$1,020.84	$4.10	$4.13
Class R	$1,000	$1,000	$1,003.70	$1,017.80	$7.14	$7.19
Class K	$1,000	$1,000	$1,005.89	$1,019.40	$5.55	$5.59
Class I	$1,000	$1,000	$1,007.76	$1,021.54	$3.40	$3.43

*	Expenses are equal to the classes’ annualized expense ratios of 1.12%, 1.20%, 1.84%, 0.82%, 1.43%, 1.11% and 0.68%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**Assumes	5% return before expenses.

ALLIANCEBERNSTEIN VALUE FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

May 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $469.1

TEN LARGEST HOLDINGS**

May 31, 2010 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Bank of America Corp.	$17,402,144	3.7%
Wells Fargo & Co.	17,130,799	3.6
General Electric Co.	16,977,840	3.6
AT&T, Inc.	15,729,390	3.4
Pfizer, Inc.	14,852,296	3.2
Exxon Mobil Corp.	14,244,376	3.0
JPMorgan Chase & Co.	14,197,346	3.0
Time Warner Cable, Inc. – Class A	11,137,555	2.4
ConocoPhillips	11,051,366	2.4
Chevron Corp.	10,659,441	2.3
	$143,382,553	30.6%

*	All data are as of May 31, 2010. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2010 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.0%
Financials – 21.7%
Capital Markets – 3.4%
Goldman Sachs Group, Inc. (The)	71,700	$10,343,442
Morgan Stanley	209,200	5,671,412

		16,014,854

Commercial Banks – 6.5%
BB&T Corp.	170,800	5,164,992
Comerica, Inc.	73,300	2,792,730
US Bancorp	217,100	5,201,716
Wells Fargo & Co.	597,100	17,130,799

		30,290,237

Consumer Finance – 0.7%
Capital One Financial Corp.	85,200	3,518,760

Diversified Financial Services – 7.6%
Bank of America Corp.	1,105,600	17,402,144
Citigroup, Inc.(a)	1,035,500	4,100,580
JPMorgan Chase & Co.	358,700	14,197,346

		35,700,070

Insurance – 3.5%
ACE Ltd.	41,800	2,054,888
Allstate Corp. (The)	93,000	2,848,590
Principal Financial Group, Inc.	134,500	3,657,055
Travelers Cos., Inc. (The)	98,600	4,877,742
XL Capital Ltd. – Class A	162,900	2,868,669

		16,306,944

		101,830,865

Consumer Discretionary – 17.3%
Auto Components – 0.3%
TRW Automotive Holdings Corp.(a)	40,700	1,224,256

Automobiles – 1.4%
Ford Motor Co.(a)	568,000	6,662,640

Hotels, Restaurants & Leisure – 0.5%
Royal Caribbean Cruises Ltd.(a)	85,900	2,491,100

Household Durables – 2.0%
DR Horton, Inc.	172,000	2,096,680
Fortune Brands, Inc.	12,000	569,400
Garmin Ltd.	144,700	4,859,026
NVR, Inc.(a)	3,000	2,055,840

		9,580,946

Media – 7.8%
Cablevision Systems Corp.	119,700	2,969,757
CBS Corp. – Class B	272,000	3,960,320
Comcast Corp. – Class A	247,300	4,473,657
News Corp. – Class A	455,800	6,016,560

ALLIANCEBERNSTEIN VALUE FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Time Warner Cable, Inc. – Class A	203,500	$11,137,555
Time Warner, Inc.	255,700	7,924,143

		36,481,992

Multiline Retail – 0.5%
Macy’s, Inc.	106,500	2,365,365

Specialty Retail – 3.7%
Foot Locker, Inc.	8,500	126,735
Gap, Inc. (The)	182,000	3,967,600
Home Depot, Inc.	67,000	2,268,620
Limited Brands, Inc.	96,400	2,396,504
Office Depot, Inc.(a)	448,250	2,599,850
Ross Stores, Inc.	65,800	3,447,920
TJX Cos., Inc.	54,500	2,477,570

		17,284,799

Textiles, Apparel & Luxury Goods – 1.1%
Jones Apparel Group, Inc.	263,000	5,165,320

		81,256,418

Energy – 16.9%
Energy Equipment & Services – 2.1%
Ensco International PLC (Sponsored ADR)	104,900	3,923,260
Rowan Cos., Inc.(a)	94,400	2,337,344
Transocean Ltd.(a)	61,300	3,480,001

		9,740,605

Oil, Gas & Consumable Fuels – 14.8%
Apache Corp.	27,800	2,489,212
Chevron Corp.	144,300	10,659,441
Cimarex Energy Co.	12,360	908,213
ConocoPhillips	213,100	11,051,366
Devon Energy Corp.	117,500	7,502,375
Exxon Mobil Corp.	235,600	14,244,376
Forest Oil Corp.(a)	121,800	3,244,752
Marathon Oil Corp.	137,800	4,284,202
Newfield Exploration Co.(a)	86,200	4,487,572
Nexen, Inc. (New York)	238,600	5,203,866
Occidental Petroleum Corp.	10,600	874,606
Valero Energy Corp.	257,600	4,811,968

		69,761,949

		79,502,554

Industrials – 10.2%
Aerospace & Defense – 1.2%
Northrop Grumman Corp.	68,800	4,161,712
Raytheon Co.	32,200	1,687,602

		5,849,314

Air Freight & Logistics – 0.5%
FedEx Corp.	26,900	2,245,881

10	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Airlines – 0.9%
Delta Air Lines, Inc.(a)	293,466	$3,985,268

Electrical Equipment – 0.3%
Cooper Industries PLC	26,100	1,225,917

Industrial Conglomerates – 4.4%
General Electric Co.	1,038,400	16,977,840
Textron, Inc.	166,100	3,433,287

		20,411,127

Machinery – 2.7%
Ingersoll-Rand PLC	213,800	7,976,878
Parker Hannifin Corp.	52,100	3,202,066
SPX Corp.	28,000	1,654,800

		12,833,744

Road & Rail – 0.2%
Hertz Global Holdings, Inc.(a)	99,000	1,124,640

		47,675,891

Consumer Staples – 9.9%
Beverages – 0.6%
Constellation Brands, Inc. – Class A(a)	165,500	2,757,230

Food & Staples Retailing – 1.4%
Safeway, Inc.	193,000	4,273,020
Supervalu, Inc.	160,600	2,163,282

		6,436,302

Food Products – 4.7%
Archer-Daniels-Midland Co.	108,000	2,729,160
Bunge Ltd.	53,700	2,618,412
Dean Foods Co.(a)	74,500	793,425
Kraft Foods, Inc. – Class A	184,700	5,282,420
Sara Lee Corp.	376,300	5,332,171
Smithfield Foods, Inc.(a)	216,600	3,734,184
Tyson Foods, Inc. – Class A	104,900	1,844,142

		22,333,914

Household Products – 1.9%
Procter & Gamble Co. (The)	144,400	8,821,396

Tobacco – 1.3%
Altria Group, Inc.	259,100	5,257,139
Reynolds American, Inc.	21,700	1,131,438

		6,388,577

		46,737,419

Health Care – 7.1%
Biotechnology – 0.7%
Gilead Sciences, Inc.(a)	88,100	3,164,552

ALLIANCEBERNSTEIN VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Providers & Services – 0.8%
Community Health Systems, Inc.(a)	98,600	$3,843,428

Pharmaceuticals – 5.6%
AstraZeneca PLC (Sponsored ADR)	116,800	4,934,800
Merck & Co., Inc.	192,000	6,468,480
Pfizer, Inc.	975,200	14,852,296

		26,255,576

		33,263,556

Information Technology – 5.9%
Communications Equipment – 1.8%
Motorola, Inc.(a)	908,400	6,222,540
Nokia Oyj (Sponsored ADR) – Class A	230,200	2,329,624

		8,552,164

Computers & Peripherals – 1.9%
Dell, Inc.(a)	243,700	3,248,521
Hewlett-Packard Co.	79,600	3,662,396
Seagate Technology(a)	137,700	2,115,072

		9,025,989

Electronic Equipment, Instruments & Components – 1.3%
Tyco Electronics Ltd.	200,000	5,764,000
Vishay Intertechnology, Inc.(a)	20,600	186,430

		5,950,430

Internet Software & Services – 0.3%
AOL, Inc.(a)	61,600	1,270,808

Semiconductors & Semiconductor Equipment – 0.6%
Intel Corp.	76,200	1,632,204
Teradyne, Inc.(a)	104,000	1,141,920

		2,774,124

		27,573,515

Telecommunication Services – 5.5%
Diversified Telecommunication Services – 3.5%
AT&T, Inc.	647,300	15,729,390
Verizon Communications, Inc.	19,900	547,648

		16,277,038

Wireless Telecommunication Services – 2.0%
Sprint Nextel Corp.(a)	1,150,100	5,900,013
Vodafone Group PLC (Sponsored ADR)	180,900	3,636,090

		9,536,103

		25,813,141

12	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 2.7%
Electric Utilities – 1.2%
Pepco Holdings, Inc.	91,800	$1,480,734
Pinnacle West Capital Corp.	114,100	4,006,051

		5,486,785

Independent Power Producers & Energy Traders – 0.5%
Constellation Energy Group, Inc.	73,600	2,603,968

Multi-Utilities – 1.0%
CMS Energy Corp.	69,450	1,019,526
NiSource, Inc.	237,400	3,551,504

		4,571,030

		12,661,783

Materials – 1.8%
Metals & Mining – 1.8%
AK Steel Holding Corp.	22,700	339,592
Freeport-McMoRan Copper & Gold, Inc.	49,800	3,488,490
Reliance Steel & Aluminum Co.	50,500	2,318,455
Steel Dynamics, Inc.	147,900	2,169,693

		8,316,230

Total Common Stocks (cost $442,318,296)		464,631,372

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.18%(b) (cost $4,083,086)	4,083,086	4,083,086

Total Investments – 99.9% (cost $446,401,382)		468,714,458
Other assets less liabilities – 0.1%		342,365

Net Assets – 100.0%		$469,056,823

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depository Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2010 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $442,318,296)	$464,631,372
Affiliated issuers (cost $4,083,086)	4,083,086
Receivable for shares of beneficial interest sold	1,883,943
Dividends receivable	1,065,831
Other asset	1,476

Total assets	471,665,708

Liabilities
Payable for shares of beneficial interest redeemed	1,686,105
Payable for investment securities purchased	437,233
Advisory fee payable	212,918
Distribution fee payable	47,485
Transfer Agent fee payable	44,632
Administrative fee payable	17,266
Accrued expenses and other liabilities	163,246

Total liabilities	2,608,885

Net Assets	$469,056,823

Composition of Net Assets
Paid-in capital	$747,054,096
Undistributed net investment income	2,482,250
Accumulated net realized loss on investment and foreign currency transactions	(302,792,599)
Net unrealized appreciation on investments	22,313,076

$469,056,823

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$84,060,622	10,268,395	$8.19	*

B	$13,764,966	1,684,095	$8.17

C	$25,063,372	3,079,455	$8.14

Advisor	$316,413,158	38,578,827	$8.20

R	$3,293,373	406,449	$8.10

K	$5,201,581	643,898	$8.08

I	$21,259,751	2,612,329	$8.14

*	The maximum offering price per share for Class A shares was $8.55 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2010 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $28,140)	$5,442,663
Affiliated issuers	5,440	$5,448,103

Expenses
Advisory fee (see Note B)	1,424,873
Distribution fee—Class A	143,454
Distribution fee—Class B	88,714
Distribution fee—Class C	137,619
Distribution fee—Class R	8,539
Distribution fee—Class K	7,254
Transfer agency—Class A	74,117
Transfer agency—Class B	20,965
Transfer agency—Class C	24,638
Transfer agency—Advisor Class	267,673
Transfer agency—Class R	4,440
Transfer agency—Class K	5,803
Transfer agency—Class I	2,302
Custodian	73,505
Printing	49,910
Registration fees	48,472
Administrative	39,690
Trustees’ fees	26,009
Audit	25,288
Legal	22,828
Miscellaneous	11,065

Total expenses	2,507,158
Less: expenses waived by the Distributor (see Note C)	(62,100)

Net expenses		2,445,058

Net investment income		3,003,045

Realized and Unrealized Gain on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		860,675
Foreign currency transactions		297
Net change in unrealized appreciation/depreciation of investments		1,737,511

Net gain on investment and foreign currency transactions		2,598,483

Net Increase in Net Assets from Operations		$5,601,528

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,003,045	$10,515,602
Net realized gain (loss) on investment and foreign currency transactions	860,972	(211,975,413)
Net change in unrealized appreciation/depreciation of investments	1,737,511	300,262,344

Net increase in net assets from operations	5,601,528	98,802,533
Dividends to Shareholders from
Net investment income
Class A	(1,600,309)	(3,846,309)
Class B	(288,710)	(1,146,380)
Class C	(243,267)	(706,612)
Advisor Class	(6,505,730)	(11,117,318)
Class R	(44,187)	(111,043)
Class K	(102,998)	(192,917)
Class I	(454,932)	(2,655,783)
Transactions in Shares of Beneficial Interest
Net decrease	(61,607,411)	(78,928,869)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	9,830	– 0	–

Total increase (decrease)	(65,236,186)	97,302
Net Assets
Beginning of period	534,293,009	534,195,707

End of period (including undistributed net investment income of $2,482,250 and $8,719,338, respectively)	$469,056,823	$534,293,009

See notes to financial statements.

16	• ALLIANCEBERNSTEIN VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2010 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

ALLIANCEBERNSTEIN VALUE FUND •	17

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To

18	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2010:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$464,631,372	$—	$—	$464,631,372
Short-Term Investments	4,083,086	—	—	4,083,086

Total Investments in Securities	468,714,458	—	—	468,714,458
Other Financial Instruments*	—	—	—	—

Total	$468,714,458	$—	$—	$468,714,458

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the

ALLIANCEBERNSTEIN VALUE FUND •	19

Notes to Financial Statements

rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are

20	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20%, 2.20%, 2.70%, 2.45% and 2.20% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps expired on January 1, 2009.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2010, such fee amounted to $39,690.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $196,807 for the six months ended May 31, 2010.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,687 from the sale of Class A shares and received $658, $6,204 and $601 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2010.

ALLIANCEBERNSTEIN VALUE FUND •	21

Notes to Financial Statements

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2010 is as follows:

Market Value November 30, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2010 (000)	Dividend Income (000)
$ 4,607	$ 129,166	$ 129,690	$ 4,083	$ 5

Brokerage commissions paid on investment transactions for the six months ended May 31, 2010 amounted to $342,209, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. As of November 1, 2005, with respect to Class B shares, payments to the Distributor are voluntarily being limited to .30% of the average daily net assets attributable to Class B shares. For the period August 1, 2007 through July 31, 2008, with respect to Class K shares, payments to the Distributor were voluntarily limited to 0% of the average daily net assets attributable to Class K shares. The fees are accrued daily and paid monthly. For the six months ended May 31, 2010, such waiver amounted to $62,100. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $483,286, $832,208, $113,436, and $29,636 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of

22	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$159,616,584		$221,505,399
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$60,136,230
Gross unrealized depreciation	(37,823,154)

Net unrealized appreciation	$22,313,076

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2010.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN VALUE FUND •	23

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30, 2009	Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30, 2009

Class A
Shares sold	530,565	2,443,634	$4,508,133	$16,572,353

Shares issued in reinvestment of dividends	171,944	520,827	1,427,128	3,515,582

Shares converted from Class B	455,926	1,434,123	3,872,135	9,865,137

Shares redeemed	(3,611,011)	(7,628,409)	(30,711,631)	(52,847,513)

Net decrease	(2,452,576)	(3,229,825)	$(20,904,235)	$(22,894,441)

Class B
Shares sold	47,631	175,108	$407,598	$1,204,030

Shares issued in reinvestment of dividends	31,508	150,019	261,204	1,011,129

Shares converted to Class A	(456,754)	(1,436,478)	(3,872,135)	(9,865,137)

Shares redeemed	(330,570)	(1,251,155)	(2,801,116)	(8,314,349)

Net decrease	(708,185)	(2,362,506)	$(6,004,449)	$(15,964,327)

Class C
Shares sold	112,834	314,732	$962,590	$2,146,271

Shares issued in reinvestment of dividends	25,843	92,156	213,979	621,130

Shares redeemed	(475,714)	(1,706,907)	(4,021,613)	(11,518,029)

Net decrease	(337,037)	(1,300,019)	$(2,845,044)	$(8,750,628)

Advisor Class
Shares sold	5,115,827	24,683,778	$43,904,638	$164,429,351

Shares issued in reinvestment of dividends	340,067	510,388	2,825,958	3,445,118

Shares redeemed	(8,945,058)	(23,124,145)	(76,684,241)	(154,798,159)

Net increase (decrease)	(3,489,164)	2,070,021	$(29,953,645)	$13,076,310

24	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30, 2009	Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30, 2009

Class R
Shares sold	74,485	140,590	$627,485	$928,113

Shares issued in reinvestment of dividends	5,369	16,598	44,187	111,043

Shares redeemed	(60,820)	(264,322)	(510,747)	(1,835,442)

Net increase (decrease)	19,034	(107,134)	$160,925	$(796,286)

Class K
Shares sold	81,775	155,080	$694,824	$1,087,534

Shares issued in reinvestment of dividends	12,576	28,923	102,996	192,915

Shares redeemed	(175,287)	(175,550)	(1,496,328)	(1,258,661)

Net increase (decrease)	(80,936)	8,453	$(698,508)	$21,788

Class I
Shares sold	131,110	2,219,130	$1,119,509	$15,082,985

Shares issued in reinvestment of dividends	52,838	392,271	435,387	2,628,216

Shares redeemed	(350,207)	(8,390,950)	(2,917,351)	(61,332,486)

Net decrease	(166,259)	(5,779,549)	$(1,362,455)	$(43,621,285)

For the six months ended May 31, 2010, the Fund received $9,830 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign

ALLIANCEBERNSTEIN VALUE FUND •	25

Notes to Financial Statements

currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2010.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2010 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2009 and November 30, 2008 were as follows:

	2009		2008
Distributions paid from:
Ordinary income	$19,776,362		$38,226,872
Long-term capital gains	– 0	–	62,697,930

Total taxable distributions	19,776,362		100,924,802

Total distributions paid	$19,776,362		$100,924,802

26	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

As of November 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$8,719,338
Accumulated capital and other losses	(301,916,642	)(a)
Unrealized appreciation/(depreciation)	18,838,635	(b)

Total accumulated earnings/(deficit)	$(274,358,669)

(a)

On November 30, 2009, the Fund had a net capital loss carryforward for federal income tax purposes of $301,916,642 of which $91,052,655 expires in the year 2016, and $210,863,987 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

ALLIANCEBERNSTEIN VALUE FUND •	27

Notes to Financial Statements

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been submitted for court approval. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

28	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2010 (unaudited)		Year Ended November 30,
			2009		2008	2007	2006		2005

Net asset value, beginning of period	$ 8.27		$ 7.08		$ 14.00	$ 14.65	$ 13.25		$ 12.63

Income From Investment Operations
Net investment income(a)	.04		.13		.24	.24	.21		.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.01		1.30		(5.95)	(.23)	2.09		.82

Net increase (decrease) in net asset value from operations	.05		1.43		(5.71)	.01	2.30		.99

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.24)		(.27)	(.19)	(.20)		(.14)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.94)	(.47)	(.70)		(.23)

Total dividends and distributions	(.13)		(.24)		(1.21)	(.66)	(.90)		(.37)

Net asset value, end of period	$ 8.19		$ 8.27		$ 7.08	$ 14.00	$ 14.65		$ 13.25

Total Return
Total investment return based on net asset value(b)	.62	%*	21.01	%*	(44.60)%*	(.01)%	18.47%		8.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$84,061		$105,214		$112,991	$367,098	$314,824		$230,269
Ratio to average net assets of:
Expenses	1.12	%(c)	1.12%		1.07%	1.02%	1.04	%(d)	1.16%
Net investment income	.98	%(c)	1.87%		2.17%	1.62%	1.44	%(d)	1.31%
Portfolio turnover rate	32%		58%		23%	28%	19%		25%

See footnote summary on page 36.

ALLIANCEBERNSTEIN VALUE FUND •	29

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 8.26	$ 7.08	$ 13.99	$ 14.60	$ 13.12	$ 12.50

Income From Investment Operations
Net investment income(a)(e)	.04	.13	.23	.23	.18	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)	1.29	(5.95)	(.23)	2.10	.82

Net increase (decrease) in net asset value from operations	.03	1.42	(5.72)	– 0	–	2.28	.90

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.24)	(.25)	(.14)	(.10)	(.05)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.94)	(.47)	(.70)	(.23)

Total dividends and distributions	(.12)	(.24)	(1.19)	(.61)	(.80)	(.28)

Net asset value, end of period	$ 8.17	$ 8.26	$ 7.08	$ 13.99	$ 14.60	$ 13.12

Total Return
Total investment return based on net asset value(b)	.38	%*	20.87	%*	(44.63	)%*	(.06)%	18.40%	7.34%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,765	$19,749	$33,655	$108,851	$153,836	$160,666
Ratio to average net assets of:
Expenses, net of waivers	1.20	%(c)	1.21%	1.12%	1.05%	1.06	%(d)	1.82%
Expenses, before waivers	1.90	%(c)	1.91%	1.82%	1.75%	1.76	%(d)	1.87%
Net investment income(e)	.89	%(c)	1.85%	2.13%	1.56%	1.39	%(d)	.63%
Portfolio turnover rate	32%	58%	23%	28%	19%	25%

See footnote summary on page 36.

30	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2010 (unaudited)		Year Ended November 30,
			2009		2008	2007	2006		2005

Net asset value, beginning of period	$ 8.20		$ 6.99		$ 13.81	$ 14.51	$ 13.12		$ 12.51

Income From Investment Operations
Net investment income(a)	.01		.08		.16	.13	.09		.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	– 0	–	1.28		(5.89)	(.22)	2.09		.81

Net increase (decrease) in net asset value from operations	.01		1.36		(5.73)	(.09)	2.18		.89

Less: Dividends and Distributions
Dividends from net investment income	(.07)		(.15)		(.15)	(.14)	(.09)		(.05)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.94)	(.47)	(.70)		(.23)

Total dividends and distributions	(.07)		(.15)		(1.09)	(.61)	(.79)		(.28)

Net asset value, end of period	$ 8.14		$ 8.20		$ 6.99	$ 13.81	$ 14.51		$ 13.12

Total Return
Total investment return based on net asset value(b)	.13	%*	19.99	%*	(45.02)%*	(.70)%	17.61%		7.26%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,063		$28,010		$32,949	$97,436	$112,965		$101,654
Ratio to average net assets of:
Expenses	1.84	%(c)	1.85%		1.79%	1.73%	1.74	%(d)	1.86%
Net investment income	.26	%(c)	1.15%		1.47%	.90%	.72	%(d)	.59%
Portfolio turnover rate	32%		58%		23%	28%	19%		25%

See footnote summary on page 36.

ALLIANCEBERNSTEIN VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2010 (unaudited)		Year Ended November 30,
			2009		2008	2007	2006		2005

Net asset value, beginning of period	$ 8.30		$ 7.13		$ 14.11	$ 14.75	$ 13.34		$ 12.70

Income From Investment Operations
Net investment income(a)	.05		.15		.27	.29	.24		.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.01		1.31		(6.00)	(.23)	2.10		.84

Net increase (decrease) in net asset value from operations	.06		1.46		(5.73)	.06	2.34		1.04

Less: Dividends and Distributions
Dividends from net investment income	(.16)		(.29)		(.31)	(.23)	(.23)		(.17)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.94)	(.47)	(.70)		(.23)

Total dividends and distributions	(.16)		(.29)		(1.25)	(.70)	(.93)		(.40)

Net asset value, end of period	$ 8.20		$ 8.30		$ 7.13	$ 14.11	$ 14.75		$ 13.34

Total Return
Total investment return based on net asset value(b)	.67	%*	21.36	%*	(44.50)%*	.31%	18.76%		8.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$316,413		$349,323		$285,379	$443,002	$390,462		$262,311
Ratio to average net assets of:
Expenses	.82	%(c)	.81%		.77%	.72%	.74	%(d)	.83%
Net investment income	1.29	%(c)	2.13%		2.52%	1.92%	1.76	%(d)	1.54%
Portfolio turnover rate	32%		58%		23%	28%	19%		25%

See footnote summary on page 36.

32	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2010 (unaudited)		Year Ended November 30,
			2009		2008	2007	2006		2005

Net asset value, beginning of period	$ 8.18		$ 7.02		$ 13.91	$ 14.60	$ 13.23		$ 12.63

Income From Investment Operations
Net investment income(a)	.03		.11		.20	.21	.16		.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	– 0	–	1.28		(5.90)	(.24)	2.08		.82

Net increase (decrease) in net asset value from operations	.03		1.39		(5.70)	(.03)	2.24		.96

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.23)		(.25)	(.19)	(.17)		(.13)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.94)	(.47)	(.70)		(.23)

Total dividends and distributions	(.11)		(.23)		(1.19)	(.66)	(.87)		(.36)

Net asset value, end of period	$ 8.10		$ 8.18		$ 7.02	$ 13.91	$ 14.60		$ 13.23

Total Return
Total investment return based on net asset value(b)	.37	%*	20.55	%*	(44.75)%*	(.33)%	18.01%		7.77%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,293		$3,169		$3,470	$5,940	$1,983		$757
Ratio to average net assets of:
Expenses	1.43	%(c)	1.38%		1.33%	1.32%	1.36	%(d)	1.40%
Net investment income	.69	%(c)	1.63%		1.93%	1.43%	1.20	%(d)	1.06%
Portfolio turnover rate	32%		58%		23%	28%	19%		25%

See footnote summary on page 36.

ALLIANCEBERNSTEIN VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30,	March 1, 2005(f) to November 30, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 8.17	$ 7.03	$ 13.95	$ 14.59	$ 13.26	$ 12.84

Income From Investment Operations
Net investment income(a)	.04	.13	.26	(e)	.28	(e)	.20	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.01	1.28	(5.93)	(.25)	2.09	.25

Net increase (decrease) in net asset value from operations	.05	1.41	(5.67)	.03	2.29	.42

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.27)	(.31)	(.20)	(.26)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.94)	(.47)	(.70)	– 0	–

Total dividends and distributions	(.14)	(.27)	(1.25)	(.67)	(.96)	– 0	–

Net asset value, end of period	$ 8.08	$ 8.17	$ 7.03	$ 13.95	$ 14.59	$ 13.26

Total Return
Total investment return based on net asset value(b)	.59	%*	20.96	%*	(44.59	)%*	.11%	18.51%	3.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,202	$5,926	$5,039	$12,195	$1,651	$1,123
Ratio to average net assets of:
Expenses, net of waivers	1.11	%(c)	1.08%	.88%	.83%	.99	%(d)	1.10	%(c)
Expenses, before waivers	1.11	%(c)	1.08%	1.07%	1.01%	.99	%(d)	1.10	%(c)
Net investment income	1.00	%(c)	1.85%	2.37	%(e)	1.99	%(e)	1.50	%(d)	2.93	%(c)
Portfolio turnover rate	32%	58%	23%	28%	19%	25%

See footnote summary on page 36.

34	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2010 (unaudited)		Year Ended November 30,						March 1, 2005(f) to November 30, 2005
			2009		2008	2007	2006

Net asset value, beginning of period	$ 8.24		$ 7.09		$ 14.01	$ 14.66	$ 13.29		$ 12.84

Income From Investment Operations
Net investment income(a)	.06		.16		.28	.28	.24		.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.01		1.29		(5.95)	(.23)	2.09		.29

Net increase (decrease) in net asset value from operations	.07		1.45		(5.67)	.05	2.33		.45

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.30)		(.31)	(.23)	(.26)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.94)	(.47)	(.70)		– 0	–

Total dividends and distributions	(.17)		(.30)		(1.25)	(.70)	(.96)		– 0	–

Net asset value, end of period	$ 8.14		$ 8.24		$ 7.09	$ 14.01	$ 14.66		$ 13.29

Total Return
Total investment return based on net asset value(b)	.78	%*	21.48	%*	(44.39)%*	.26%	18.76%		3.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,260		$22,902		$60,713	$137,500	$148,342		$36,790
Ratio to average net assets of:
Expenses	.68	%(c)	.69%		.65%	.72%	.74	%(d)	.83	%(c)
Net investment income	1.42	%(c)	2.38%		2.59%	1.88%	1.77	%(d)	1.78	%(c)
Portfolio turnover rate.	32%		58%		23%	28%	19%		25%

See footnote summary on page 36.

ALLIANCEBERNSTEIN VALUE FUND •	35

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Net of fees and expenses waived by Distributor.

(f)	Commencement of distributions.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended May 31, 2010 and years ended November 30, 2009 and November 30, 2008 by 0.02%, 0.04% and 0.06%, respectively.

See notes to financial statements.

36	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(2), Senior Vice President

Christopher W. Marx(2) , Vice President

John D. Phillips, Jr. (2), Vice President

David Yuen(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent	Transfer Agent
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

Principal Underwriter AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

Legal Counsel
Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Value Senior Investment Management Team. Messrs. Marx, Paul, Phillips and Yuen are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN VALUE FUND •	37

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein Value Fund (the “Fund”) at a meeting held on May 4-6, 2010.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

38	• ALLIANCEBERNSTEIN VALUE FUND

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the trustees on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Trust’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and

ALLIANCEBERNSTEIN VALUE FUND •	39

research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2010 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Value Index (the “Index”), in each case for the 1-, 3- and 5-year periods ended January 31, 2010 and (in the case of comparisons with the Index) the since inception period (March 2001 inception). The trustees noted that the Fund was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period and in the 5th quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods, and that the Fund underperformed the Index in all periods reviewed. Based on their review and their discussion with the Adviser of the reasons for the Fund’s performance, the trustees retained confidence in the Adviser’s ability to advise the Fund. The trustees determined to continue to closely monitor the Fund’s performance.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Fund. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an invest-

40	• ALLIANCEBERNSTEIN VALUE FUND

ment style substantially similar to that of the Fund. The trustees noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower than that in the Fund’s Advisory Agreement. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also reviewed information that indicated that the Fund pays a higher fee rate than certain registered investment companies with an investment style similar to that of the Fund that are sub-advised by the Adviser. The trustees also noted that the Adviser advises a portfolio of another AllianceBernstein fund with an investment style substantially similar to that of the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The trustees noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The trustees noted that, at the Fund’s current size, its contractual effective advisory fee rate of 55 basis points, plus the 2 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The trustees also noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Fund’s expense ratio was satisfactory.

ALLIANCEBERNSTEIN VALUE FUND •	41

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

42	• ALLIANCEBERNSTEIN VALUE FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Trustees on May 4-6, 2010.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN VALUE FUND •	43

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/10 ($MIL)	Fund
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$526.1	Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $91,908 (0.02% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year End
Value Fund	Advisor Class A Class B Class C Class R Class K Class I	0.81 1.12 1.91 1.85 1.38 1.08 0.69	% % % % % % %	November 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

44	• ALLIANCEBERNSTEIN VALUE FUND

funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee

4	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9,559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section §36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

ALLIANCEBERNSTEIN VALUE FUND •	45

of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2010 net assets:5

Fund	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Effective Fund Adv. Fee
Value Fund	$526.1	Diversified Value 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum account size: $25m	0.305%	0.550%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.6 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Value Fund	Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Fund had the fee schedules of the

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

46	• ALLIANCEBERNSTEIN VALUE FUND

sub-advisory relationships been applicable to the Fund based on February 28, 2009 net assets and the Fund’s advisory fee:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Value Fund	Client # 1	0.25% on 1st $500 million 0.20% on the balance	0.248%	0.550%

	Client # 2[7],[8]	0.49% on 1st $100 million 0.30% on next $100 million 0.25% on the balance	0.305%	0.550%

	Client # 3[8]	0.23% on 1st $300 million 0.20% on the balance	0.217%	0.550%

	Client # 4[8]	0.23% on 1st $300 million 0.20% on the balance	0.217%	0.550%

	Client # 5	0.15% on 1st $1 billion 0.14% on next $2 billion 0.12% on next $2 billion 0.10% on the balance +/- Performance Fee[9]	0.150%[10]	0.550%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

7	The Fund is an affiliate of the Adviser.

8	Assets are aggregated with other similar managed accounts of the client for purposes of calculating the investment advisory fee.

9	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark over a cumulative 36-month period. The performance adjustment factor can range from -50% to +50% of the base fee.

10	The calculation excludes the performance fee.

ALLIANCEBERNSTEIN VALUE FUND •	47

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the Fund.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[14]	Lipper Exp. Group Median (%)	Rank
Value Fund	0.550	0.715	2/14

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.15

11	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

12	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

14	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

48	• ALLIANCEBERNSTEIN VALUE FUND

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.16

Fund	Expense Ratio (%)[17]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Value Fund	1.122	1.177	6/14	1.230	23/86

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2009, relative to 2008.

16	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

17	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

ALLIANCEBERNSTEIN VALUE FUND •	49

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).18 During the Fund’s most recently completed fiscal year, ABI received from the Fund $3,158, $861,273 and $20,972 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $450,849 in fees from the Fund.19

The Fund may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Fund’s most recently

18	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

19	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. There was no expense offset during the Fund’s most recently completed fiscal year.

50	• ALLIANCEBERNSTEIN VALUE FUND

completed fiscal year, the Fund did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from any future business conducted with the Fund will be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,20 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli21 study on advisory fees and various fund characteristics.22 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.23 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent

20	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

21	The Deli study was originally published in 2002 based on 1997 data.

22	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

23	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN VALUE FUND •	51

consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Fund24 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)25 for the periods ended January 31, 2010.26

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	31.05	31.99	32.20	10/14	60/98
3 year	-13.90	-8.69	-8.51	14/14	92/92
5 year	-3.51	-0.14	-0.17	12/12	81/82

24	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser.

25	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

26	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

52	• ALLIANCEBERNSTEIN VALUE FUND

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)27 versus its benchmark.28 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.29

	Periods Ending January 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Value Fund	31.05	-13.90	-3.51	0.96	18.00	-0.27	5
Russell 1000 Value Index	31.44	-10.20	-0.46	2.53	17.15	-0.11	5
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

27	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

28	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2010.

29	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN VALUE FUND •	53

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Multi-Asset Inflation Strategy

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

54	• ALLIANCEBERNSTEIN VALUE FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN VALUE FUND •	55

NOTES

56	• ALLIANCEBERNSTEIN VALUE FUND

NOTES

ALLIANCEBERNSTEIN VALUE FUND •	57

NOTES

58	• ALLIANCEBERNSTEIN VALUE FUND

NOTES

ALLIANCEBERNSTEIN VALUE FUND •	59

NOTES

60	• ALLIANCEBERNSTEIN VALUE FUND

ALLIANCEBERNSTEIN VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

VAL-0152-0510

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Trust

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date: July 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date: July 28, 2010

By:	/S/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: July 28, 2010